                                                                                                FILED PURSUANT TO RULE 433
                                                            FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS FOR
                                                                                                RASC SERIES 2006-KS9 TRUST
--------------------------------------------------------------------------------------------------------------------------

                                               RASC SERIES 2006-KS9 TRUST

                           HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-KS9

                                    $1,117,769,000 (APPROXIMATE OFFERED CERTIFICATES)

                                                   Subject to Revision

                      October 19, 2006 - Free Writing Prospectus Containing Computational Materials

Any transactions in the certificates will be effected through Barclays Capital Inc.

The information  herein has been provided solely by Barclays Capital Inc.  ("Barclays  Capital") based on information with respect to the Mortgage Loans provided by Residential Funding Company, LLC ("RFC") and its affiliates.

 THE DEPOSITOR HAS FILED A REGISTRATION  STATEMENT  (INCLUDING A PROSPECTUS)  WITH THE SECURITIES AND EXCHANGE  COMMISSION
FOR THE  OFFERING  TO WHICH  THIS  COMMUNICATION  RELATES.  BEFORE YOU  INVEST,  YOU SHOULD  READ THE  PROSPECTUS  IN THAT
REGISTRATION  STATEMENT AND OTHER  DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION FOR MORE
COMPLETE  INFORMATION  ABOUT THE DEPOSITOR AND THE OFFERING.  YOU MAY GET THESE  DOCUMENTS AT NO CHARGE BY VISITING  EDGAR
ON THE SECURITIES AND EXCHANGE COMMISSION WEB SITE AT WWW.SEC.GOV.  ALTERNATIVELY,  THE DEPOSITOR,  ANY UNDERWRITER OR ANY
DEALER  PARTICIPATING  IN THE OFFERING  WILL ARRANGE TO SEND YOU THE  PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING
TOLL-FREE 1-888-227-2275 ext 2663.

 The  information  in this free  writing  prospectus,  if conveyed  prior to the time of your  contractual  commitment  to purchase any of the  Certificates,  supersedes any information  contained in any prior similar  materials  relating to the
Certificates.  The  information in this free writing  prospectus is  preliminary,  and is subject to completion or change.
This free writing  prospectus is being delivered to you solely to provide you with  information  about the offering of the
Certificates  referred to in this free writing  prospectus and to solicit an offer to purchase the Certificates,  when, as and if  issued.  Any such  offer to  purchase  made by you will not be  accepted  and will not  constitute  a  contractual commitment by you to purchase any of the  Certificates,  until we have accepted your offer to purchase  Certificates.  You may withdraw  your offer to purchase  certificates  at any time prior to our  acceptance of your offer.  The  Certificates referred to in these  materials are being sold when, as and if issued.  The issuing  entity is not obligated to issue such
Certificates  or any similar  security and the  underwriters'  obligation to deliver such  Certificates  is subject to the terms and conditions of the underwriting  agreement with the depositor and the availability of such Certificates  when, as and if issued by the issuing entity.  You are advised that the terms of the Certificates,  and the  characteristics of the mortgage pool backing them,  may change (due,  among other things,  to the  possibility  that mortgage loans that comprise the pool may become  delinquent  or defaulted or may be removed or replaced and that similar or different  mortgage  loans may be added to the mortgage pool, and that one or more classes of  Certificates  may be split,  combined or  eliminated), at any time prior to issuance or availability of a final  prospectus.  You are advised that Certificates may not be issued that have the characteristics  described in this free writing prospectus.  The underwriters' obligation to sell any of the
Certificates to you is conditioned on the mortgage loans and Certificates  having the  characteristics  described in these materials.  If for any reason the issuing entity does not deliver such  Certificates,  the  underwriters  will notify you, and neither the issuing  entity or any  underwriter  will have any  obligation to you to deliver all or any portion of the
Certificates  which you have committed to purchase,  and neither the issuing entity or any underwriter  will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

 This  communication  does not contain all the information  that is required to be included in the base prospectus and the prospectus supplement.

The  certificates  may not be suitable for all investors.  Barclays  Capital and its affiliates may acquire,  hold or sell positions in these  certificates,  or in related  derivatives,  and may have an investment or commercial banking relationship with the depositor.

Investors are urged to read the base prospectus,  free writing  prospectus or preliminary  prospectus  supplement and the  prospectus  supplement  and other  relevant  documents  filed or to be filed with the  Securities  and  Exchange
Commission because they contain important information.

This  free  writing  prospectus  does not  contain  all  information  that is  required  to be  included  in the base prospectus and the prospectus supplement.

Barclays Capital and its affiliates,  officers, directors, partners and employees,  including persons involved in the preparation  or issuance of these  materials,  may, from time to time,  have long or short  positions in, and buy and sell, the certificates  mentioned herein or derivatives thereof (including  options).  Information in these materials is current as of the date appearing on the material only.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus  supersedes  information  contained in any prior similar free writing prospectus relating to these certificates prior to the time of your commitment to purchase any certificates.

This free writing  prospectus is not an offer to sell or a solicitation of an offer to buy these  certificates in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect  Barclays  Capital's  judgment as of this date and are subject to change.  All  analyses  are based on certain  assumptions  noted  herein and  different  assumptions  could  yield substantially  different  results.  You are  cautioned  that there is no  universally  accepted  method for analyzing financial  instruments.  You should review the assumptions;  there may be differences  between these  assumptions and your actual business  practices.  Further,  Barclays Capital does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy  remains  your  responsibility.  Barclays  Capital (or any of its  affiliates)  or their  officers,  directors,  analysts or employees may have  positions in  certificates,  commodities  or derivative instruments  thereon referred to here, and may, as principal or agent, buy or sell such certificates,  commodities or derivative instruments. In addition, Barclays Capital may make a market in the certificates referred to herein.

Finally,  Barclays  Capital has not addressed the legal,  accounting and tax  implications of the analysis with respect to you, and Barclays Capital strongly urges you to seek advice from your counsel, accountant and tax advisor.

FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS

PART I OF II

$1,117,769,000 (APPROXIMATE OFFERED CERTIFICATES)

RASC SERIES 2006-KS9 TRUST
Issuing Entity

RESIDENTIAL ASSET SECURITIES CORPORATION
Depositor

RESIDENTIAL FUNDING COMPANY, LLC
Master Servicer and Sponsor

HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2006-KS9

                                                                                                                   October 19, 2006

EXPECTED TIMING:          Pricing Date:               Week of  October 16, 2006
                          Settlement Date:            On or about  October 27, 2006
                          First Payment Date:         November 27, 2006

                                                RASC SERIES 2006-KS9 TRUST

                               HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES

                                    $1,117,769,000 (APPROXIMATE OFFERED CERTIFICATES)

                                                   SUBJECT TO REVISION

---------------------------------------------------------------------------------------------------------------------------------------
CLASS                 APPROXIMATE    INTEREST  PRINCIPAL  EXPECTED WAL      EXPECTED        FINAL SCHEDULED    EXPECTED RATING (FITCH
                                                                            PRINCIPAL
                                                                             WINDOW
                                                            (YRS)(2)       (MONTHS)(2)       DISTRIBUTION

                      SIZE($)(1)       TYPE      TYPE       CALL/MAT        CALL/MAT            DATE(6)            / MOODYS/ S&P)

------------------- ---------------- --------- ---------- -------------- ---------------- -------------------- ------------------------
---------------------------------------------------------------------------------------------------------------------------------------
                                                   PRELIMINARY OFFERED CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------------------
------------------- ---------------- --------- ---------- -------------- ---------------- -------------------- ------------------------

A-I-1 (3) (4)         407,843,000    Floating     SEQ      1.00 / 1.00   1 - 21/ 1 - 21       April 2030             AAA/Aaa/AAA
A-I-2 (3) (4)                                                            21 - 28 / 21 -
                      172,167,000    Floating     SEQ      2.00 / 2.00         28            December 2033           AAA/Aaa/AAA

                    ---------------- --------- ---------- -------------- ---------------- -------------------- ------------------------

A-I-3 (3) (4)                                                            28 - 56 / 28 -
                      164,037,000    Floating     SEQ      3.00 / 3.00         56             August 2036            AAA/Aaa/AAA
A-I-4 (3) (4)                                                            56 - 78 / 56 -
                      128,391,000    Floating     SEQ      5.99 / 7.41         183           November 2036           AAA/Aaa/AAA

------------------- ---------------- --------- ---------- -------------- ---------------- -------------------- ------------------------

M-1S  (3) (4) (5)                                                        41 - 46 / 41 -
                      50,918,000     Floating     MEZ      3.62 / 3.62         46            November 2036           AA+/Aa1/AA+
                                                                          46 - 75 / 46-
M-2S  (3) (4) (5)     44,966,000     Floating     MEZ       4.73/ 4.73         75            November 2036            AA/Aa2/AA
                                                                         75 - 78 / 75 -
M-3S  (3) (4) (5)     27,112,000     Floating     MEZ      6.49 / 8.74         154           November 2036           AA-/Aa3/AA
                                                                         40 - 78 / 40 -
M-4  (3) (4) (5)      24,467,000     Floating     MEZ      4.54 / 5.00         134           November 2036            A+/A1/AA-
                                                                         39 - 78 / 39 -
M-5  (3) (4) (5)      23,806,000     Floating     MEZ      4.52 / 4.95         128           November 2036             A/A2/A+
                                                                         39 - 78 / 39 -
M-6  (3) (4) (5)      21,822,000     Floating     MEZ      4.51 / 4.90         121           November 2036             A-/A3/A
                                                                         38 - 78 / 38 -
M-7  (3) (4) (5)      21,822,000     Floating     MEZ      4.48 / 4.83         114           November 2036         BBB+/Baa1/BBB+
                                                                         38 - 78 / 38 -
M-8  (3) (4) (5)      15,870,000     Floating     MEZ      4.48 / 4.75         104           November 2036          BBB/Baa2/BBB
                                                                         37 - 78 / 37 -
M-9  (3) (4) (5)      14,548,000     Floating     MEZ      4.46 / 4.63         95            November 2036         BBB-/Baa3/BBB-

------------------- ---------------- --------- ---------- -------------- ---------------- -------------------- ------------------------

   NON-OFFERED
   CERTIFICATES

------------------- ---------------- --------- ---------- ------------------------------- -------------------- ------------------------

A-II  (3) (4) (7)                    Floating     SEQ                  N/A                  September 2036           AAA/Aaa/AAA
                    165,096,000

                    ---------------- --------- ---------- -------------- ---------------- -------------------- ------------------------
------------------- ---------------- --------- ---------- -------------- ---------------- -------------------- ------------------------

TOTAL OFFERED AND   $1,282,865,000
NON-OFFERED
CERTIFICATES

------------------- ---------------- --------- ---------- -------------- ---------------- -------------------- ------------------------

      NOTES:
(1)      Class sizes subject to a 5% variance.
(2)      Pricing Speed Assumption:
         Fixed:   23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).
         ARMs:    100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).
(3)      The pass-through rate on the Class A Certificates and Class M Certificates will be equal to the least of (i)
         one-month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) 14.00% per annum.
(4)      If the 10% optional call is not exercised, the margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by a 1.5x multiple, beginning on the second Distribution Date after the first possible optional termination date.

(5)      The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.
(6)      For the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-II Certificates, the Final Scheduled Distribution
         Date will be calculated at 0% CPR, to maturity.  For the Class A-I-4 and Class M Certificates, the Final
         Scheduled Distribution Date is calculated as latest loan maturity date plus one month.
(7)      The Class A-II is not offered hereby.

 REPRESENTATIONS & WARRANTIES:         RFC will make a representation  and warranty that each mortgaged property is free of damage and in good  repair as of the  closing  date.  In the event that a  mortgaged property is damaged as of the  closing  date and that  damage  materially  adversely
                                       affects  the  value  of  the   mortgaged   property  or  of  the   interest  of  the
                                       certificateholders   in  the  related  mortgaged  loan,  RFC  will  be  required  to repurchase the related mortgage loan from the trust.

 CERTIFICATES:                        The  Class   A-I-1,   Class   A-I-2,   Class  A-I-3  and  Class   A-I-4   Certificates
                                      (collectively,  the "Class  A-I  Certificates")  are backed by first and second  lien, fixed-rate and  adjustable-rate  mortgage loans with original  principal balances that may or may not conform to Freddie Mac limitations (the "Group I Loans").

                                      The Class  A-II  Certificates  are  backed by first and second  lien,  fixed-rate  and adjustable-rate  mortgage loans with original  principal balances that will conform to
                                      Freddie Mac  limitations  (the "Group II Loans" and  together  with the Group I Loans, the "Mortgage Loans").

                                      The Class A-I  Certificates  and the Class A-II  Certificates are referred to together as the "Class A Certificates."

                                      The Class M-1S,  Class M-2S and Class M-3S  Certificates  are  referred to together as the "Sequential Class M Certificates."

                                      The Class M-1S,  Class M-2S,  Class M-3S,  Class M-4, Class M-5, Class M-6, Class M-7,
                                      Class M-8 and Class M-9 Certificates  (the "Class M  Certificates")  together with the
                                      Class A-I  Certificates,  are  referred to herein as the "Offered  Certificates".  The
                                      Offered  Certificates will be offered pursuant to the Prospectus  Supplement described below.

 DEPOSITOR:                            Residential  Asset  Securities  Corporation  ("RASC"),  an affiliate of  Residential
                                       Funding Company, LLC.
 SEC REGISTRATION NUMBER:              333-131209.
 SELLER AND MASTER SERVICER:           Residential Funding Company, LLC (the "Seller", "Master Servicer" or "RFC").
 SUB-SERVICER:                         Primary  servicing  will be  provided  primarily  by  HomeComings  Financial  LLC, a wholly-owned subsidiary of Residential Funding Company, LLC.
 TRUSTEE:                              U.S. Bank National Association.
 SWAP COUNTERPARTY:                    Barclays Bank PLC.
 LEAD UNDERWRITER:                     Barclays Capital, Inc.
 CUT-OFF DATE:                         October 1, 2006.
 CLOSING DATE:                         On or about October 27, 2006.
 DISTRIBUTION DATES:                   The 25th day of each month (if such day is not a business  day,  the first  business day thereafter) commencing in November 2006.
 FORM OF CERTIFICATES:                 The  Offered  Certificates  will be  available  in  book-entry  form  through  DTC /
                                       Euroclear / Clearstream in same day funds.
 MINIMUM DENOMINATIONS:                The Offered  Certificates  will be offered in minimum  denominations of $100,000 and integral multiples of $1 in excess thereof.

  TAX STATUS:                          The Offered  Certificates  (exclusive of any right to receive amounts in respect of
                                       Basis Risk  Shortfall)  will be designated as regular  interests in a REMIC and, as such,  will be  treated  as debt  instruments  of a REMIC for  federal  income  tax purposes.

  ERISA ELIGIBILITY:                    Subject  to the  considerations  contained  in the base  prospectus,  the  Offered
                                        Certificates may be eligible for purchase by persons  investing assets of employee benefit plans or individual retirement accounts assets.

                                        In  addition,  prior  to  the  termination  of the  Swap  Agreement,  the  Offered
                                        Certificates  may only be  purchased  by  persons  investing  assets  of  employee benefit plans or individual  retirement  accounts assets if such person  qualifies for  the  relief  available  under  one or more  of the  following  investor-based exemptions:

                                      o        Prohibited Transaction Class Exemption ("PTCE") 84-14, regarding transactions negotiated by independent "qualified professional asset managers";

                                      o        PTCE 90-1, regarding investments by insurance company pooled separate accounts;

                                      o        PTCE 91-38, regarding investments by bank collective investment funds;

                                      o        PTCE 95-60, regarding investments by insurance company general accounts; or

                                      o        PTCE 96-23, regarding transactions negotiated by certain "in-house asset managers".

                                       See "ERISA Considerations" in the base prospectus.

  SMMEA ELIGIBILITY:                   The  Offered   Certificates  are  not  expected  to  constitute   "mortgage-related
                                       securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

  OPTIONAL TERMINATION DATE:           If the  aggregate  principal  balance of the Mortgage  Loans after giving effect to distributions  to be  made  on  that  Distribution  Date  falls  below  10%  of the aggregate  principal balance as of the Cut-off Date ("Optional  Termination Date"),
                                       the holders of the call rights may terminate the trust.
  MORTGAGE LOANS:                       The  Group I  Loans  will  consist  of  first  and  second  lien,  fixed-rate  and adjustable-rate  mortgage loans with original  principal  balances that may or may not  conform  to  Freddie  Mac  limitations.  The pool of Group I Loans  described herein has an approximate  aggregate principal balance of $1,183,078,284 as of the
                                        Cut-off Date.

                                        The  Group II Loans  will  consist  of  first  and  second  lien,  fixed-rate  and adjustable-rate  mortgage loans with original principal balances that will conform to Freddie Mac  limitations.  The pool of Group II Loans  described  herein has an approximate aggregate principal balance of $223,880,674 as of the Cut-off Date.

                                        As of the Cut-off Date,  approximately  11.73% and 10.03% of the Mortgage Loans in
                                        Loan  Group I and Loan Group II,  respectively,  provide  for an initial  interest only period of up to 10 years.

                                        Approximately  19.25% of the Mortgage  Loans were  purchased  from Ownit  Mortgage
                                        Solutions Inc.

                                        Approximately  15.57% of the Mortgage Loans were  purchased  from People's  Choice
                                        Home Loan, Inc.

                                        Approximately  11.90%  of the  Mortgage  Loans  were  purchased  from  HomeComings
                                        Financial Network, Inc., which is a seller affiliated with Residential Funding.

  SILENT SECONDS:                      The mortgaged  properties  relating to  approximately  29.32% of the Mortgage Loans are subject to a second-lien  mortgage loan ("Silent  Second") that was  originated at the same time as the first-lien  mortgage loan.  The weighted  average  combined original  loan-to-value  ratio of the Mortgage Loans,  including the Mortgage Loans subject to Silent Seconds, is  88.38%

  PERFORMANCE INFORMATION:             Performance  information  for certain RFC  transactions  is currently  available at
                                       www.gmacrfcstaticpool.com.

  PREPAYMENT ASSUMPTION:               Fixed Rate Mortgage Loans: 23% HEP (assumes that  prepayments  start at 2.3% CPR in month  one,  increase  by 2.3%  each  month to 23% CPR in  month  ten,  and  remain constant at 23% CPR thereafter).

                                       Adjustable Rate Mortgage Loans:  100% PPC (100% PPC prepayment  assumption  assumes
                                       (i) a constant  prepayment rate of 2% of the then outstanding  principal balance of the  adjustable-rate  Mortgage Loans in the first month of the life of the Mortgage
                                       Loans,  (ii) an additional  28%/11 per annum in each month  thereafter  through the eleventh  month,  (iii) a constant  prepayment rate of 30% per annum in the twelfth month through the twenty-second  month, (iv) a constant  prepayment rate of 50% per annum  in the  twenty-third  month  through  the  twenty-seventh  month  and  (v) a constant prepayment rate of 35% per annum thereafter).

  GROUP I BASIS RISK SHORTFALL:        With respect to any class of the Class A-I Certificates  and any Distribution  Date
                                       on which the Group I Net WAC Cap Rate is used to determine  the  pass-through  rate of that  class of  certificates,  an  amount  equal to the  excess  of (i)  accrued certificate  interest for that class calculated at a rate (not to exceed 14.00% per annum)  equal to  One-Month  LIBOR  plus the  related  margin,  over  (ii)  accrued certificate interest for that class calculated using the Group I Net WAC Cap Rate.

  GROUP I BASIS RISK SHORTFALL         With  respect  to each  class of the Class A-I  Certificates  and any  Distribution
  CARRY-FORWARD AMOUNTS:               Date, an amount equal to the aggregate  amount of Group I Basis Risk  Shortfall for that class on that Distribution  Date, plus any unpaid Group I Basis Risk Shortfall from prior  Distribution  Dates,  plus  interest  thereon to the extent  previously unreimbursed by Excess Cash Flow, at a rate equal to the related  pass-through rate for that class.

  GROUP II BASIS RISK SHORTFALL:       With respect to the Class A-II  Certificates and any Distribution Date on which the
                                       Group II Net WAC Cap Rate is used to determine the  pass-through  rate of the Class
                                       A-II  Certificates,  an amount  equal to the excess of (i) the accrued  certificate interest  for the  Class  A-II  Certificates  calculated  at a rate  (not to exceed
                                       14.00% per annum)  equal to One-Month  LIBOR plus the related  margin over (ii) the accrued certificate  interest for the Class A-II Certificates  calculated using the
                                       Group II Net WAC Cap Rate

  GROUP II BASIS RISK SHORTFALL        With respect to the Class A-II  Certificates and any  Distribution  Date, an amount
  CARRY-FORWARD AMOUNTS:               equal  to  the  aggregate   amount  of  Group  II  Basis  Risk  Shortfall  on  that
                                       Distribution  Date,  plus any  unpaid  Group II Basis  Risk  Shortfall  from  prior
                                       Distribution Dates, plus interest thereon to the extent previously  unreimbursed by
                                       Excess Cash Flow,  at a rate equal to the related  pass-through  rate for the Class
                                       A-II Certificates.

 CLASS M BASIS RISK SHORTFALL:         With  respect to any class of Class M  Certificates  and any  Distribution  Date on
                                       which the Class M Net WAC Cap Rate is used to determine  the  pass-through  rate of that  class of  certificates,  an amount  equal to the  excess  of (x) the  accrued certificate  interest for that class  calculated  at a rate (not to exceed  14.000%
                                       per annum)  equal to One-Month  LIBOR plus the related  margin over (y) the accrued certificate interest for that class calculated using the Class M Net WAC Cap Rate.

 CLASS M BASIS RISK  SHORTFALL         With respect to each class of Class M Certificates  and any  Distribution  Date, an
 CARRY-FORWARD AMOUNT:                 amount  equal to the  aggregate  amount of Class M Basis  Risk  Shortfall  for that class on that Distribution  Date, plus any unpaid Class M Basis Risk Shortfall from
                                       prior   Distribution   Dates,  plus  interest  thereon  to  the  extent  previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate.

  RELIEF ACT SHORTFALLS:               With respect to any  Distribution  Date, the  shortfall,  if any, in collections of interest  resulting  from  the  Servicemembers  Civil  Relief  Act or  any  similar legislation  or  regulation.  Relief Act  Shortfalls  will be covered by  available
                                       Excess Cash Flow in the current period only.  Any Relief Act  Shortfalls  allocated to the Offered  Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid.  Relief Act Shortfalls  will be allocated on a pro rata basis among the Offered Certificates.

  AVAILABLE DISTRIBUTION AMOUNT:       For any  Distribution  Date, an  amount (net  of  (i) amounts  reimbursable  to the master  servicer  and  any  subservicer  (ii) any  net  swap  payment  to the  swap
                                       counterparty    and   (iii)   any   swap    termination    payment   not   due   to
                                       a swap counterparty trigger event,  in each case for such Distribution  Date) equal to (a) the  aggregate amount of scheduled payments on the Mortgage Loans due during the related due period and received on or prior to the related  determination date,
                                       (b) unscheduled  payments,  including mortgagor  prepayments on the Mortgage Loans,
                                       insurance  proceeds,   liquidation proceeds   and subsequent recoveries   from  the
                                       Mortgage  Loans,  and  proceeds  from  repurchases  of and  substitutions  for  the
                                       Mortgage Loans occurring during the preceding calendar month,  and (c) all Advances made for that Distribution Date in respect of the Mortgage  Loans.  A more detailed description of the Available  Distribution  Amount is set forth in the  preliminary prospectus supplement, including additional amounts which may be included.

  CREDIT ENHANCEMENT:                 A.  EXCESS CASH FLOW

 For  any  Distribution  Date,  the  sum of (i) the
 excess of the available  distribution  amount over the sum of (a) the interest  distribution  amount for the certificates  and (b) the Principal  Remittance  Amount,  (ii) any  overcollateralization  reduction amount,  and (iii) any net swap  payments  received by the  Supplemental  Interest  trust under the Swap
 Agreement  for  that  Distribution  Date.  Excess  Cash  Flow  may  be  used  to  protect  the  Class  A
 Certificates  and Class M  Certificates  against  realized  losses by making an  additional  payment  of principal to cover the amount of the realized losses.

 Excess spread is initially equal to approximately 3.14% per annum.

 * - Excess Spread is calculated on a 30/360 basis and at the Pricing Speed Assumption.

        ----------------------------------------------- ----------------
         Initial (% Orig.)                                3.00%
         OC Target (% Orig.)                              3.00%
         Stepdown OC Target (% Current)(1)                6.00%
         OC Floor (% Orig.)                               0.50%
        ------------------------------------------------ ----------------
 (1) SUBJECT TO CERTAIN TRIGGER EVENTS AS SPECIFIED HEREIN

C.  SUBORDINATION

 If  the Class M Certificates  remain  outstanding,
 losses on the  Mortgage  Loans which are not covered by Excess Cash Flow or  overcollateralization  will be first  allocated  to Class M  Certificates  with the lowest  payment  priority in each case until the
 Certificate  Principal  Balance is reduced to zero, and the other classes of certificates  will not bear any portion of such losses,  except as described in the preliminary  prospectus  supplement.  If none of the Class M Certificates  are outstanding and if there is no Excess Cash Flow or  overcollateralization, all  such  losses  will be  allocated  to the  Class A  Certificates  as  described  in the  preliminary prospectus.

  EXPECTED CREDIT SUPPORT
  PERCENTAGE:

------------------ ----------------------- --------------- ----------------
                        Expected rating                          After
                        (Moody's / S&P /     Initial Class    Step-Down
                            Fitch)          Credit Support     Support*
 ------------------- ----------------------- --------------- ----------------
 Class A                  AAA/Aaa/AAA            21.55%          43.10%
 ------------------- ----------------------- --------------- ----------------
------------------ -----------------------
 Class M-1S               AA+/Aa1/AA+            17.70%          35.40%
 ------------------- ----------------------- --------------- ----------------
 Class M-2S                AA/Aa2/AA             14.30%          28.60%
 ------------------- ----------------------- --------------- ----------------
 Class M-3S                AA-/Aa3/AA            12.25%          24.50%
 ------------------- ----------------------- --------------- ----------------
 Class M-4                 A+/A1/AA-             10.40%          20.80%
 ------------------- ----------------------- --------------- ----------------
 Class M-5                  A/A2/A+              8.60%           17.20%
 ------------------- ----------------------- --------------- ----------------
 Class M-6                  A-/A3/A              6.95%           13.90%
 ------------------- ----------------------- --------------- ----------------
 Class M-7               BBB+/Baa1/BBB+          5.30%           10.60%
 ------------------- ----------------------- --------------- ----------------
 Class M-8                BBB/Baa2/BBB           4.10%            8.20%
 ------------------- ----------------------- --------------- ----------------
 ------------------ ----------------------- --------------- ----------------
 Class M-9               BBB-/Baa3/BBB-          3.00%            6.00%
 ------------------- ----------------------- --------------- ----------------

Subordination Percentage:

------------------ ----------------------- -----------------
                        Expected rating
                        (Moody's / S&P /
                             Fitch)          Subordination loss
 ------------------- ----------------------- -----------------
 Class A                  AAA/Aaa/AAA             56.90%
 ------------------- ----------------------- -----------------
------------------ -----------------------
 Class M-1S               AA+/Aa1/AA+             64.60%
 ------------------- ----------------------- -----------------
 Class M-2S                AA/Aa2/AA              71.40%
 ------------------- ----------------------- -----------------
 Class M-3S                AA-/Aa3/AA             75.50%
 ------------------- ----------------------- -----------------
 Class M-4                 A+/A1/AA-              79.20%
 ------------------- ----------------------- -----------------
 Class M-5                  A/A2/A+               82.80%
 ------------------- ----------------------- -----------------
 Class M-6                  A-/A3/A               86.10%
 ------------------- ----------------------- -----------------
 Class M-7               BBB+/Baa1/BBB+           89.40%
 ------------------- ----------------------- -----------------
 Class M-8                BBB/Baa2/BBB            91.80%
 ------------------- ----------------------- -----------------
 ------------------ ----------------------- -----------------
 Class M-9               BBB-/Baa3/BBB-           94.00%
 ------------------- ----------------------- -----------------

For  any  class  of  Certificates,  the  Initial  Credit  Support  is  the  aggregate certificate  principal  balance of all  Certificates  subordinate  to such class as a percentage of the aggregate stated principal  balance of the Mortgage Loans as of the
Cut-off Date.  The Initial Credit Support includes overcollateralization.

 PRIORITY OF INTEREST DISTRIBUTIONS:  Interest  distributions  to the holders of the  Certificates  will be made  generally as follows:
                                    ,,        From the  Available  Distribution  Amount,  distribution  of  accrued  and unpaid interest  (less any  prepayment  interest  shortfalls  not  covered  by  compensating interest or any Relief Act  Shortfalls) to the holders of  Certificates to the extent of the  Available  Distribution  Amount as  described in the  preliminary  prospectus
                                         (after payment of the Expense Fee Rate) in the following order of priority:

                                     (i)      To the  Class A  Certificates,  pursuant  to the  Class A  Interest  Distribution
                                                     Priority described below;

                                     (ii)     To the Class M-1S Certificates;

                                     (iii)    To the Class M-2S Certificates;

                                     (iv)     To the Class M-3S Certificates;

                                     (v)      To the Class M-4 Certificates;

                                     (vi)     To the Class M-5 Certificates;

                                     (vii)    To the Class M-6 Certificates;

 CLASS A INTEREST DISTRIBUTION       (viii)   To the Class M-7 Certificates;
 PRIORITY:
                                     (ix)     To the Class M-8 Certificates; and

                                     (x)      To the Class M-9 Certificates.

                                    ,,        With respect to each class of Class A  Certificates  and any  Distribution  Date, the amount  available for payment of accrued  certificate  interest  thereon for that
                                         Distribution  Date plus accrued  certificate  interest thereon  remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:

                                             o  first,  concurrently,  to the Class A-I  Certificates,  pro rata, from the Class
                                             A-I Interest  Remittance  Amount,  and to the Class A-II  Certificates,  from the
                                             Class A-II Interest Remittance Amount;

                                             o  second, to the Class A-I  Certificates,  pro rata, from the remaining Class A-II
                                             Interest Remittance Amount or to the Class A-II Certificates,  from the remaining
                                             Class A-I  Interest  Remittance  Amount,  as needed after taking into account any distribution  in respect of  interest on the Class A  Certificates  made in first above;
 CLASS A-I INTEREST REMITTANCE
 AMOUNT:
                                             o  third,  concurrently,  from the Principal Remittance Amount related to the Group
                                             I Loans  to the  Class  A-I  Certificates,  pro  rata,  and  from  the  Principal
                                             Remittance  Amount  related  to Group II Loans to the  Class  A-II  Certificates,
                                             after taking into account any  distributions  in respect of interest on the Class
 CLASS A-II INTEREST REMITTANCE              A Certificates made in first and second above; and
 AMOUNT:

                                             o  fourth,  from the  remaining  Principal  Remittance  Amount  related to Group II
 PRINCIPAL PAYMENT PRIORITY:                 Loans to the Class A-I  Certificates,  pro rata, or from the remaining  Principal
                                             Remittance  Amount  related to Group I Loans to the Class A-II  Certificates,  as
                                             needed after taking into account any  distributions in respect of interest on the
                                             Class A Certificates made in first, second and third above.

                                             With respect to any Distribution Date, the portion of the available  distribution amount for that  Distribution  Date attributable to interest received or advanced with  respect to the Group I Loans,  as adjusted to reflect the pro rata  portion of  any  net  swap  payments  or  Swap  Termination  payments  not  due to a Swap
                                             Counterparty Trigger Event allocable to the Group I Loans.

                                             With respect to any Distribution Date, the portion of the available  distribution amount for that  Distribution  Date attributable to interest received or advanced with  respect to the Group II Loans,  as adjusted to reflect the pro rata portion of  any  net  swap  payments  or  Swap  Termination  payments  not  due to a Swap
                                             Counterparty Trigger Event allocable to the Group II Loans.

                                    ,,        On each  Distribution  Date  (a)  prior  to the  Stepdown  Date or (b) on which a
                                         Trigger Event is in effect,  the Principal  Distribution  Amount shall be distributed as follows:

                                     (i)      Group I Principal  Distribution  Amount will be distributed first,  sequentially,
                                                     to  the   holders  of  the  Class   A-I-1   Certificates,   Class   A-I-2
                                                     Certificates,  Class A-I-3 Certificates and Class A-I-4 Certificates,  in
                                                     that order,  until the Certificate  Principal  Balances have been reduced to zero and second,  any such principal  remaining  will be  distributed, after taking into account the amount distributed  pursuant to clause (ii)
                                                     below,  to  the  holders  of  the  Class  A-II  Certificates   until  the
                                                     Certificate Principal Balance thereof has been reduced to zero;

                                     (ii)     Group II Principal  Distribution Amount will be distributed first, to the holders of the Class A-II  Certificates  until the Certificate  Principal Balance thereof  has  been  reduced  to  zero  and  second,  any  such  principal remaining  will be  distributed,  after  taking  into  account the amount distributed pursuant to clause (i) above,  sequentially to the holders of the Class  A-I-1  Certificates,  Class  A-I-2  Certificates,  Class A-I-3
                                                     Certificates  and Class  A-I-4  Certificates,  in that  order,  until the
                                                     Certificate  Principal  Balance  of each such  class has been  reduced to zero;

                                     (iii)    To the Class M-1S  Certificates,  until the certificate  principal balance of the
                                                     Class M-1S Certificates is reduced to zero;

                                     (iv)     To the Class M-2S  Certificates,  until the certificate  principal balance of the
                                                     Class M-2S Certificates is reduced to zero;

                                     (v)      To the Class M-3S  Certificates,  until the certificate  principal balance of the
                                                     Class M-3S Certificates is reduced to zero;

                                     (vi)     To the Class M-4  Certificates,  until the certificate  principal  balance of the
                                                     Class M-4 Certificates is reduced to zero;

                                     (vii)    To the Class M-5  Certificates,  until the certificate  principal  balance of the
                                                     Class M-5 Certificates is reduced to zero;

                                     (viii)   To the Class M-6  Certificates,  until the certificate  principal  balance of the
                                                     Class M-6 Certificates is reduced to zero;

                                     (ix)     To the Class M-7  Certificates,  until the certificate  principal  balance of the
                                                     Class M-7 Certificates is reduced to zero;

                                     (x)      To the Class M-8  Certificates,  until the certificate  principal  balance of the
                                                     Class M-8 Certificates is reduced to zero; and

                                     (xi)     To the Class M-9  Certificates,  until the certificate  principal  balance of the
                                                     Class M-9 Certificates is reduced to zero.

                                    ,,        On each  Distribution  Date (a) on or after the Stepdown  Date and (b) on which a
                                         Trigger  Event is not in effect,  the Group I Principal  Distribution  Amount and the
                                         Group II Principal Distribution Amount shall be distributed as follows:

EXCESS CASH FLOW DISTRIBUTIONS:      (i)      Group I Principal Distribution Amount will be distributed first,  sequentially to the holders of the Class A-I-1  Certificates,  Class A-I-2 Certificates,
                                                      Class A-I-3  Certificates and Class A-I-4  Certificates,  in that order, until the Certificate  Principal  Balances  thereof have been reduced to zero and second,  any Group I Principal  Distribution  Amount  remaining undistributed  will be  distributed  to the  holders  of the Class  A-II
                                                      Certificates,   up  to  an  amount  equal  to  the  Group  II  Principal
                                                      Distribution  Amount remaining  undistributed  after taking into account the  distribution  of the  Group II  Principal  Distribution  Amount  as
                                                      described  in  (ii)  below,  until  the  Certificate  Principal  Balance thereof has been reduced to zero;

                                     (ii)     Group II Principal  Distribution Amount will be distributed first, to the holders of the Class A-II Certificates,  until the Certificate Principal Balance
                                                      thereof  has  been   reduced  to  zero,   and  any  Group  II  Principal
                                                      Distribution   Amount  remaining   undistributed   will  be  distributed
                                                      sequentially  to the  holders  of the Class  A-I-1  Certificates,  Class
                                                      A-I-2   Certificates,   Class   A-I-3   Certificates   and  Class  A-I-4
                                                      Certificates,  in that  order,  up to an  amount  equal  to the  Group I
                                                      Principal Distribution Amount remaining  undistributed after taking into account the  distribution of the Group I Principal  Distribution  Amount as  described in (i) above,  until the  Certificate  Principal  Balances thereof have been reduced to zero;

                                     (iii)    sequentially,  to  the  holders  of  the  Class  M-1S  Certificates,  Class  M-2S
                                                      Certificates  and  Class  M-3S  Certificates,  the  Sequential  Class  M
                                                      Principal  Distribution Amount, until the Certificate Principal Balances thereof have been reduced to zero;

                                     (iv)     To the Class M-4  Certificates,  the Class  M-4  Principal  Distribution  Amount,
                                                      until the certificate  principal  balance of the Class M-4  Certificates is reduced to zero;

                                     (v)      To the Class M-5  Certificates,  the Class  M-5  Principal  Distribution  Amount,
                                                      until the certificate  principal  balance of the Class M-5  Certificates is reduced to zero;

                                     (vi)     To the Class M-6  Certificates,  the Class  M-6  Principal  Distribution  Amount,
                                                      until the certificate  principal  balance of the Class M-6  Certificates is reduced to zero;

                                     (vii)    To the Class M-7  Certificates,  the Class  M-7  Principal  Distribution  Amount,
                                                      until the certificate  principal  balance of the Class M-7  Certificates is reduced to zero;

                                     (viii)   To the Class M-8  Certificates,  the Class  M-8  Principal  Distribution  Amount,
                                                      until the certificate  principal  balance of the Class M-8  Certificates is reduced to zero; and

                                     (ix)     To the Class M-9  Certificates,  the Class  M-9  Principal  Distribution  Amount,
                                                      until the certificate  principal  balance of the Class M-9  Certificates is reduced to zero.

                                    ,,        From Excess Cash Flow, to pay to holders of the class or classes of  Certificates then entitled to receive  distributions in respect of principal (as described  above),
                                        the  principal  portion  of  realized  losses  previously   allocated  to  reduce  the
                                        certificate  principal  balance of any Class A  Certificates  and Class M Certificates
                                        and remaining unreimbursed, but only to the extent of subsequent recoveries;

                                    ,,        From Excess Cash Flow, as part of the Principal  Distribution  Amount,  to pay to the holders of the Class A  Certificates  and Class M  Certificates  in  reduction  of their  certificate  principal  balances,  the  principal  portion of  realized  losses incurred on the Mortgage Loans for the preceding calendar month;

                                    ,,        From Excess Cash Flow, to pay the holders of the Class A  Certificates  and Class
                                        M   Certificates    as   part   of   the   Principal    Distribution    Amount,    any
                                        overcollateralization  increase  amount (except any net swap payments  received by the
                                        Supplemental  Interest  trust under the Swap  Agreement will not be used except to the extent of unreimbursed losses of principal;

                                    ,,        From Excess Cash Flow,  to pay the  holders of Class A  Certificates  and Class M
                                        Certificates,  the amount of any prepayment interest shortfalls  allocated thereto for that Distribution  Date, on a pro rata basis based on prepayment  interest  shortfalls allocated  thereto,  to the  extent  not  covered  by the  Eligible  Master  Servicing
                                        Compensation on that Distribution Date;

                                    ,,        From Excess  Cash Flow,  to pay to the  holders of the Class A  Certificates  and
                                        Class M Certificates,  any prepayment interest shortfalls  remaining unpaid from prior
                                        Distribution  Dates  together  with  interest  thereon,  on a pro rata basis  based on unpaid prepayment interest shortfalls previously allocated thereto;

                                    ,,        From Excess Cash Flow,  to pay to the  holders of the Class A  Certificates,  the amount  of any Group I Basis  Risk  Shortfall  Carry-Forward  Amount or Group II Basis
                                        Risk Shortfall Carry Forward Amount, as applicable,  on a pro rata basis, based on the amount of Group I Basis Risk  Shortfall  Carry-Forward  Amount and Group II Basis Risk
                                        Shortfall  Carry-Forward Amount previously allocated thereto that remain unreimbursed, and then to the Class M Certificates,  in the order of payment priority, the amount of any Class M Basis Risk Shortfall  Carry-Forward  Amounts,  remaining unpaid as of that
                                        Distribution Date;

                                    ,,        From Excess  Cash Flow,  to pay to the  holders of the Class A  Certificates  and
                                        Class M Certificates,  the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls  allocated thereto for that Distribution
                                        Date;

                                    ,,        From Excess Cash Flow,  to pay to the  holders of the Class A  Certificates,  pro rata,  and then to the  Class M  Certificates,  in order of  priority,  the  principal portion of any realized losses previously allocated thereto that remain unreimbursed;

                                    ,,        From  Excess Cash Flow,  to pay any swap  termination  payments  owed to the Swap
                                        Counterparty due to a swap counterparty trigger event; and

                                    ,,        From Excess Cash Flow,  to pay to the  holders of the Class SB  Certificates  any balance  remaining,  in  accordance  with  the  terms  of the  pooling  and  servicing agreement.

 INTEREST ACCRUAL PERIOD:             From and including the preceding  Distribution  Date (for the first accrual period,  the closing date) to but excluding the current Distribution Date on an actual/360 basis.
 CLASS A-I PASS-THROUGH RATES:        On each  Distribution  Date, the Class A-I Pass-Through  Rate on each class of the Class
                                      A-I  certificates  will  be a per  annum  rate  equal  to  the  least  of  (x)  for  any
                                      Distribution  Date which  occurs prior to the second  Distribution  Date after the first possible  Optional Call Date,  One-Month  LIBOR plus the related  margin for such class, and beginning on the second  Distribution  Date after the first  possible  Optional Call
                                      Date, One-Month  LIBOR plus 2 times the related  margin for such class,  (y) the Group I
                                      Net WAC Cap Rate and (z) 14.00% per annum.
 CLASS A-II PASS-THROUGH RATES:       On each  Distribution  Date, the Class A-II  Pass-Through  Rate will be a per annum rate equal to the least of (x) for any  Distribution  Date which  occurs  prior to the second
                                      Distribution Date after the first possible Optional Call Date,  One-Month LIBOR plus the related margin,  and beginning on the second  Distribution Date after the first possible
                                      Optional Call Date,  One-Month LIBOR plus 2 times the related  margin,  (y) the Group II
                                      Net WAC Cap Rate and (z) 14.00% per annum.
 CLASS M PASS-THROUGH RATES:          On  each  Distribution  Date,  the  Pass-Through  Rate  on  each  class  of the  Class M
                                      Certificates  will be a per annum  rate  equal to the least of (x) for any  Distribution
                                      Date  which  occurs  prior to the  second  Distribution  Date  after the first  possible
                                      Optional  Call  Date,  One-Month  LIBOR plus the  related  margin  for such  class,  and beginning on the second  Distribution  Date after the first possible Optional Call Date,
                                      One-Month  LIBOR plus 1.5 times the related  margin for such class,  (y) the Class M Net
                                      WAC Cap Rate and (z) 14.00% per annum.
 GROUP I NET WAC CAP RATE:            With  respect to any  Distribution  Date,  a per annum rate  (which will not be less than zero) equal to (i) the product of (a) the  weighted  average of the Net Mortgage Rates of the Group I Mortgage  Loans  using the Net  Mortgage  Rates in effect  for the  scheduled payments  due on such Group I Mortgage  Loans  during the related  due period,  and (b) a fraction  expressed as a percentage,  the numerator of which is 30 and the denominator of which  is the  actual  number  of days in the  related  Interest  Accrual  Period,  minus
                                      (ii) the  product of (a) a  fraction  expressed as a percentage the numerator of which is the  amount  of any net  swap  payments  or swap  termination  payment  not due to a swap counterparty  trigger event owed to the Swap  Counterparty as of such  Distribution  Date and the denominator of which is the aggregate  Stated  Principal  Balance of the mortgage loans as of such  Distribution  Date, and (b) a fraction  expressed as a percentage,  the numerator of which is 360 and the  denominator  of which is the actual  number of days in the related Interest Accrual Period.
 GROUP II NET WAC CAP RATE:           With  respect to any  Distribution  Date,  a per annum rate  (which will not be less than zero) equal to (i) the product of (a) the  weighted  average of the Net Mortgage Rates of the Group II Mortgage  Loans  using the Net  Mortgage  Rates in effect for the  scheduled payments  due on such Group II Mortgage  Loans  during the related due period,  and (b) a fraction  expressed as a percentage,  the numerator of which is 30 and the denominator of which  is the  actual  number  of days in the  related  Interest  Accrual  Period,  minus
                                      (ii) the  product of (a) a  fraction  expressed as a percentage the numerator of which is the  amount  of any net  swap  payments  or swap  termination  payment  not due to a swap counterparty  trigger event owed to the Swap  Counterparty as of such  Distribution  Date and the denominator of which is the aggregate  Stated  Principal  Balance of the mortgage loans as of such  Distribution  Date, and (b) a fraction  expressed as a percentage,  the numerator of which is 360 and the  denominator  of which is the actual  number of days in the related Interest Accrual Period.
 CLASS M NET WAC CAP RATE:            With  respect to any  Distribution  Date and the Class M  Certificates,  a per annum rate equal to the  weighted  average of (i) the Group I Net WAC Cap Rate and (ii) the Group II
                                      Net WAC Cap Rate, weighted on the basis of the related Subordinate Component.
 NET WAC CAP RATE:                    The Group I Net WAC Cap Rate, the Group II Net WAC Cap Rate or the Class M Net WAC Cap
                                      Rate, as applicable.
 SUBORDINATE COMPONENT:               With respect to each loan group and any Distribution  Date, the positive excess, if any, of the aggregate  principal  balance of the mortgage loans in that loan group,  over the aggregate  certificate  principal  balance of the related Class A Certificates,  in each case immediately prior to that Distribution Date.
 EXPENSE FEE RATE:                    With respect to any Mortgage  Loan,  the expense fee rate  consists of the servicing fee for such  Mortgage  Loan.  The  servicing  fee  consists of (a)  servicing  compensation payable to the master servicer for its master servicing  activities and (b) subservicing and other related compensation payable to the sub-servicer,  including compensation paid to the master  servicer as the direct  servicer of a Mortgage Loan for which there is no subservicer.
 NET MORTGAGE RATE:                   With respect to any Mortgage Loan, the mortgage rate minus the Expense Fee Rate.
 ELIGIBLE MASTER SERVICING            With respect to any  Distribution  Date,  the lesser of (i) one twelfth of 0.050% of the
 COMPENSATION:                        stated principal balance of the Mortgage Loans  immediately  preceding that Distribution
                                      Date and (ii) the sum of the Master  Servicing  fee  payable to the Master  Servicer  in respect of its master  servicing  activities  and  reinvestment  income  received by the
                                      Master Servicer on amounts payable on that Distribution Date.
 ADVANCES:                            The Master  Servicer  will advance  delinquent  principal and interest to the extent the advance is recoverable from future collections on the loan.

  SENIOR ENHANCEMENT  PERCENTAGE:     On any  Distribution  Date,  the  Senior  Enhancement  Percentage  will be equal to a fraction,  the  numerator  of  which  is the  sum of (x)  the  aggregate  certificate principal balance of the Class M Certificates  immediately prior to that Distribution
                                      Date and (y) the Overcollateralization  Amount, for purposes of this definition only, after taking into account the Principal  Remittance  Amount,  and the  denominator of which is the aggregate  stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

  TRIGGER EVENT:                      A Trigger Event is in effect on any  Distribution  Date on or after the Stepdown Date if either  (i) the  three-month  average  of the  Sixty-Plus  Delinquency  Percentage equals or exceeds 39.44% of the Senior  Enhancement  Percentage for that Distribution
                                      Date or (ii) on or after  the  Distribution  Date in  November  2008  the  cumulative realized  losses on the  Mortgage  Loans as a  percentage  of the  initial  aggregate principal  balance of the Mortgage  Loans as of the Cut-off Date exceed the following amounts:

                                        LOSS TRIGGER
------------------ ---------------------------------------------------------------------------

------------------ ---------------------------------------------------------------------------
                      LossfTrigger
------------------ ---------------------------------------------------------------------------
Months 25-36       1.55% in the first month plus an additional 1/12th of 2.00% for every month thereafter
                   3.55% in the first month plus an additional 1/12th of 2.05% for every
Months 37-48       month thereafter
                   5.60% in the first month plus an additional 1/12th of 1.60% for every
Months 49-60       month thereafter
                   7.20% in the first month plus an additional 1/12th of 0.95% for every
Months 61-72       month thereafter
                   8.15% in the first month plus an additional 1/12th of 0.00% for every
Months 73-84       month thereafter

Months 85 and
thereafter         8.15%
------------------ ---------------------------------------------------------------------------

------------------ ---------------------------------------------------------------------------
 SIXTY-PLUS         With respect to any  Distribution  Date,  the  fraction,  expressed as a
 DELINQUENCY        percentage,  equal to (x) the aggregate stated principal  balance of the
 PERCENTAGE:        Mortgage  Loans  that  are 60 or more  days  delinquent  in  payment  of principal and interest for that Distribution  Date,  including  Mortgage
                    Loans in foreclosure  and REO, over (y) the aggregate  stated  principal balance  of  all  of  the  Mortgage  Loans  immediately  preceding  that
                    Distribution Date.

  PRINCIPAL REMITTANCE AMOUNT:        For any  Distribution  Date,  the sum of the  following  amounts:  (i) the  principal portion of all scheduled  monthly payments on the Mortgage Loans received or advanced with respect to the related due period;  (ii) the  principal  portion of all proceeds of the  repurchase  of  Mortgage  Loans  or,  in the  case of  substitution,  amounts representing  a  principal  adjustment  as  required  in the  pooling  and  servicing agreement  during the preceding  calendar month;  and (iii) the principal  portion of all  other  unscheduled  collections  received  on  the  Mortgage  Loans  during  the preceding calendar month including,  without  limitation,  full and partial principal prepayments made by the respective  mortgagors,  to the extent not distributed in the preceding month but excluding subsequent recoveries.

 PRINCIPAL DISTRIBUTION AMOUNT:       On any  Distribution  Date,  the  lesser  of (a)  the  excess  of (i)  the  Available
                                      Distribution  Amount plus for  inclusion  in Excess Cash Flow for  purposes of clause
                                      (b) (v) and  (vi)  in this  definition,  the  amounts  received  by the  supplemental interest  trust trustee under the Swap  Agreement for that  Distribution  Date to the extent set forth in clauses  (2) and (3) under the "Excess  Cash Flow  Distributions"
                                      above,  over (ii) the  interest  distribution  amount  and (b) the  aggregate  amount described below:

                                      (i)     the  principal  portion of all  scheduled  monthly  payments on the  Mortgage
                                      Loans received or advanced with respect to the related due period;

                                      (ii)    the principal  portion of all proceeds of the  repurchase of Mortgage  Loans, or, in the case of a substitution,  amounts representing a principal  adjustment,  as required by the pooling and servicing agreement during the preceding calendar month;

                                      (iii)   the  principal  portion  of all  other  unscheduled  collections  other  than subsequent  recoveries,  received on the Mortgage Loans during the preceding calendar month,  or deemed to be received  during the  preceding  calendar  month,  including, without  limitation,  full and partial  principal  prepayments made by the respective mortgagors, to the extent not distributed in the preceding month;

                                      (iv)    the lesser of (a) subsequent  recoveries for that  distribution  date and (b)
                                      the  principal  portion  of any  realized  losses  allocated  to any class of offered certificates on a prior distribution date and remaining unpaid;

                                      (v)     the lesser of (a) the Excess  Cash Flow for that  distribution  date,  to the extent  not used in clause  (b) (iv)  above on such  Distribution  Date,  and (b) the principal  portion of any realized losses incurred,  or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that  Distribution  Date to the extent  covered by Excess Cash Flow for that  Distribution  Date as  described  under
                                      "--Excess Cash Flow Distributions" above; and

                                      (vi)    the lesser of (a) the Excess  Cash Flow for that  Distribution  Date,  to the extent not used pursuant to clause (b) (iv) and (v) above on such Distribution  Date,
                                      and  (b)  the  amount  of  any   Overcollateralization   Increase   Amount  for  that
                                      Distribution  Date, to the extent  covered by Excess Cash Flow for that  Distribution
                                      Date as described under "Excess Cash Flow Distributions" above;
                                      minus

                                      (vii)   the   amount  of  any   Overcollateralization   Reduction   Amount  for  that
                                      Distribution Date; and

                                      (viii)  any capitalization reimbursement amount.

                                      In no event will the Principal  Distribution  Amount on any Distribution Date be less than zero or greater than the outstanding  aggregate certificate principal balance of the Class A Certificates and Class M Certificates.

 CLASS A PRINCIPAL DISTRIBUTION       With  respect  to any  distribution  date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  distribution date, the Principal  Distribution  Amount for that  distribution date or (ii) on or after the Stepdown Date if a Trigger  Event is not in effect for that  distribution date, the lesser of:
                                      the Principal  Distribution  Amount for that distribution  date; and the excess, if
                                      any,  of  (A)  the  aggregate   Certificate   Principal  Balance  of  the  Class  A
                                      Certificates  immediately  prior to that  distribution  date over (B) the lesser of
                                      (x)  the  product  of (1)  the  applicable  Subordination  Percentage  and  (2) the aggregate  Stated  Principal  Balance of the mortgage  loans after giving effect to distributions to be made on that  distribution  date and (y) the excess, if any, of the aggregate  Stated  Principal  Balance of the mortgage loans after giving effect to distributions to be made on that distribution date, over the OC Floor.
 GROUP I  PRINCIPAL DISTRIBUTION      On any  distribution  date,  the Class A  Principal  Distribution  Amount  for that
 AMOUNT:                              distribution  date multiplied by a fraction,  the numerator of which is the portion of the Principal  Allocation  Amount related to Loan Group I for that  distribution date and the  denominator  of which is the Principal  Allocation  Amount for all of the mortgage loans for that distribution date.
 GROUP II PRINCIPAL DISTRIBUTION      On any  distribution  date,  the Class A  Principal  Distribution  Amount  for that
 AMOUNT:                              distribution  date multiplied by a fraction,  the numerator of which is the portion of the Principal  Allocation  Amount related to Loan Group II for that distribution date and the  denominator  of which is the Principal  Allocation  Amount for all of the mortgage loans for that distribution date.
 PRINCIPAL ALLOCATION AMOUNT:         With respect to any  distribution  date,  the sum of (a) the  Principal  Remittance
                                      Amount for that  distribution  date,  (b) any  Realized  Losses  covered by amounts included in clause (iv) of the definition of Principal  Distribution Amount and (c)
                                      the aggregate  amount of the principal  portion of Realized  Losses on the mortgage loans in the  calendar  month  preceding  that  distribution  date,  to the  extent covered by Excess Cash Flow  included in clause (v) of the  definition of Principal
                                      Distribution  Amount;  provided,  however,  that on any distribution  date on which there is (i)  insufficient  Subsequent  Recoveries  to cover  all  unpaid  Realized
                                      Losses on the mortgage  loans  described in clause (b) above,  in  determining  the
                                      Group I  Principal  Distribution  Amount  and the Group II  Principal  Distribution
                                      Amount,  Subsequent  Recoveries will be allocated to the Class A-I Certificates and
                                      Class  A-II  Certificates,  pro  rata,  based on the  principal  portion  of unpaid
                                      Realized  Losses  from prior  distribution  dates on the Group I Loans and Group II
                                      Loans,  respectively,  and (ii) insufficient Excess Cash Flow to cover all Realized
                                      Losses on the mortgage  loans  described in clause (c) above,  in  determining  the
                                      Group I  Principal  Distribution  Amount  and the Group II  Principal  Distribution
                                      Amount,  the Excess Cash Flow remaining  after the  allocation  described in clause
                                      (b) or (i) above,  as applicable,  will be allocated to the Class A-I  Certificates and Class A-II  Certificates,  pro rata, based on the principal portion of Realized
                                      Losses incurred during the calendar month preceding that  distribution  date on the
                                      Group I Loans and Group II Loans, respectively.
 SEQUENTIAL CLASS M PRINCIPAL         The "Sequential  Class M Principal  Distribution  Amount" is an amount equal to the
 DISTRIBUTION AMOUNT:                 lesser of (a) the remaining  Principal  Distribution  Amount for that  Distribution

                                      Date after  distribution of the Class A Principal  Distribution  Amount and (b) the
                                      excess of (x) the sum of (i) the  aggregate  certificate  principal  balance of the
                                      Class A  Certificates  after  taking into account the  distribution  of the Class A
                                      Principal  Distribution Amount and (ii) the aggregate certificate principal balance of the Sequential Class M Certificates  immediately prior to that Distribution Date over (y) the lesser of (i) the product of the Class M-3S  Subordination  Percentage and the stated  principal  balance of the  Mortgage  Loans after  giving  effect to distributions  to be made on that  Distribution  Date and (ii) the aggregate stated
                                      principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-4 PRINCIPAL DISTRIBUTION     The "Class M-4 Principal  Distribution  Amount" is an amount equal to the lesser of
 AMOUNT:                              (a) the remaining  Principal  Distribution  Amount for that Distribution Date after distribution  of  the  Class  A  Principal  Distribution  Amount,  the  Class  M-1S
                                      Principal  Distribution  Amount, the Class M-2S Principal  Distribution  Amount and
                                      the Class M-3S Principal  Distribution  Amount and (b) to the excess of (x) the sum of (i) the aggregate  certificate  principal  balance of the Class A  Certificates,
                                      Class M-1S  Certificates,  Class  M-2S  Certificates  and Class M-3S  Certificates,
                                      after taking into account the  distribution  of the Class A Principal  Distribution
                                      Amount,   Class  M-1S   Principal   Distribution   Amount,   Class  M-2S  Principal
                                      Distribution  Amount  and Class  M-3S  Principal  Distribution  Amount and (ii) the
                                      certificate  principal  balance of the Class M-4 Certificates  immediately prior to that  Distribution  Date over (y) the lesser of (i) the  product of the  applicable
                                      Subordination  Percentage  and the stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (ii)
                                      the aggregate  stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-5 PRINCIPAL DISTRIBUTION     The "Class M-5 Principal  Distribution  Amount" is an amount equal to the lesser of
 AMOUNT:                              (a) the remaining  Principal  Distribution  Amount for that Distribution Date after distribution  of  the  Class  A  Principal  Distribution  Amount,  the  Class  M-1S
                                      Principal  Distribution  Amount, the Class M-2S Principal  Distribution Amount, the
                                      Class M-3S Principal  Distribution Amount and the Class M-4 Principal  Distribution
                                      Amount  and (b) to the  excess  of (x) the  sum of (i)  the  aggregate  certificate principal balance of the Class A Certificates,  Class M-1S Certificates, Class M-2S
                                      Certificates,  Class M-3S Certificates,  Class M-4 Certificates,  after taking into account the distribution of the Class A Principal  Distribution  Amount, Class M-1S
                                      Principal  Distribution  Amount,  Class M-2S Principal  Distribution  Amount, Class
                                      M-3S Principal  Distribution Amount and Class M-4 Principal Distribution Amount and
                                      (ii) the certificate  principal  balance of the Class M-5 Certificates  immediately prior to that  Distribution  Date  over (y) the  lesser of (i) the  product  of the applicable  Subordination  Percentage  and  the  stated  principal  balance  of the
                                      Mortgage  Loans  after  giving  effect  to   distributions   to  be  made  on  that
                                      Distribution  Date and (ii) the aggregate stated principal  balance of the Mortgage after giving effect to  distributions  to be made on that  Distribution  Date minus the OC Floor.

 CLASS M-6 PRINCIPAL DISTRIBUTION     The "Class M-6 Principal  Distribution  Amount" is an amount equal to the lesser of
 AMOUNT:                              (a) the remaining  Principal  Distribution  Amount for that Distribution Date after distribution  of  the  Class  A  Principal  Distribution  Amount,  the  Class  M-1S
                                      Principal  Distribution  Amount, the Class M-2S Principal  Distribution Amount, the
                                      Class M-3S  Principal  Distribution  Amount,  the Class M-4 Principal  Distribution
                                      Amount  and the Class M-5  Principal  Distribution  Amount and (b) to the excess of
                                      (x) the sum of (i) the  aggregate  certificate  principal  balance  of the  Class A
                                      Certificates,   Class  M-1S  Certificates,  Class  M-2S  Certificates,  Class  M-3S
                                      Certificates,  Class M-4 Certificates,  Class M-5  Certificates,  after taking into account the distribution of the Class A Principal  Distribution  Amount, Class M-1S
                                      Principal  Distribution  Amount,  Class M-2S Principal  Distribution  Amount, Class
                                      M-3S Principal  Distribution  Amount,  Class M-4 Principal  Distribution Amount and
                                      Class M-5 Principal  Distribution Amount and (ii) the certificate principal balance of the Class M-6 Certificates  immediately prior to that Distribution Date over (y)
                                      the lesser of (i) the product of the  applicable  Subordination  Percentage and the
                                      stated   principal   balance  of  the  Mortgage   Loans  after  giving   effect  to
                                      distributions  to be made on that  Distribution  Date and (ii) the aggregate stated
                                      principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-7 PRINCIPAL DISTRIBUTION     The "Class M-7 Principal  Distribution  Amount" is an amount equal to the lesser of
 AMOUNT:                              (a) the remaining  Principal  Distribution  Amount for that Distribution Date after distribution  of  the  Class  A  Principal  Distribution  Amount,  the  Class  M-1S
                                      Principal  Distribution  Amount, the Class M-2S Principal  Distribution Amount, the
                                      Class M-3S  Principal  Distribution  Amount,  the Class M-4 Principal  Distribution
                                      Amount,  the Class M-5  Principal  Distribution  Amount and the Class M-6 Principal
                                      Distribution  Amount  and (b) to the  excess  of (x)  the sum of (i) the  aggregate
                                      certificate   principal   balance   of  the  Class  A   Certificates,   Class  M-1S
                                      Certificates,   Class  M-2S  Certificates,   Class  M-3S  Certificates,  Class  M-4
                                      Certificates,  Class M-5 Certificates and Class M-6 Certificates, after taking into account the distribution of the Class A Principal  Distribution  Amount, Class M-1S
                                      Principal  Distribution  Amount,  Class M-2S Principal  Distribution  Amount, Class
                                      M-3S Principal  Distribution Amount, Class M-4 Principal Distribution Amount, Class
                                      M-5 Principal  Distribution Amount and Class M-6 Principal  Distribution Amount and
                                      (ii) the certificate  principal  balance of the Class M-7 Certificates  immediately prior to that  Distribution  Date  over (y) the  lesser of (i) the  product  of the applicable  Subordination  Percentage  and  the  stated  principal  balance  of the
                                      Mortgage  Loans  after  giving  effect  to   distributions   to  be  made  on  that
                                      Distribution  Date and (ii) the aggregate stated principal  balance of the Mortgage
                                      Loans after giving effect to  distributions  to be made on that  Distribution  Date minus the OC Floor.

 CLASS M-8 PRINCIPAL DISTRIBUTION     The "Class M-8 Principal  Distribution  Amount" is an amount equal to the lesser of
 AMOUNT:                              (a) the remaining  Principal  Distribution  Amount for that Distribution Date after distribution  of  the  Class  A  Principal  Distribution  Amount,  the  Class  M-1S
                                      Principal  Distribution  Amount, the Class M-2S Principal  Distribution Amount, the
                                      Class M-3S  Principal  Distribution  Amount,  the Class M-4 Principal  Distribution
                                      Amount,  the Class  M-5  Principal  Distribution  Amount,  the Class M-6  Principal
                                      Distribution Amount and the Class M-7 Principal  Distribution Amount and (b) to the
                                      excess of (x) the sum of (i) the  aggregate  certificate  principal  balance of the
                                      Class A Certificates,  Class M-1S Certificates, Class M-2S Certificates, Class M-3S
                                      Certificates,   Class  M-4  Certificates,   Class  M-5   Certificates,   Class  M-6
                                      Certificates   and  Class  M-7   Certificates,   after   taking  into  account  the
                                      distribution  of the Class A Principal  Distribution  Amount,  Class M-1S Principal
                                      Distribution  Amount,   Class  M-2S  Principal   Distribution  Amount,  Class  M-3S
                                      Principal  Distribution Amount, Class M-4 Principal  Distribution Amount, Class M-5
                                      Principal  Distribution Amount,  Class M-6 Principal  Distribution Amount and Class
                                      M-7 Principal  Distribution  Amount and (ii) the certificate  principal  balance of the Class M-8 Certificates  immediately  prior to that  Distribution  Date over (y)
                                      the lesser of (i) the product of the  applicable  Subordination  Percentage and the
                                      stated   principal   balance  of  the  Mortgage   Loans  after  giving   effect  to
                                      distributions  to be made on that  Distribution  Date and (ii) the aggregate stated
                                      principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-9 PRINCIPAL DISTRIBUTION     The "Class M-9 Principal  Distribution  Amount" is an amount equal to the lesser of
 AMOUNT:                              (a) the remaining  Principal  Distribution  Amount for that Distribution Date after distribution  of  the  Class  A  Principal  Distribution  Amount,  the  Class  M-1S
                                      Principal  Distribution  Amount, the Class M-2S Principal  Distribution Amount, the
                                      Class M-3S  Principal  Distribution  Amount,  the Class M-4 Principal  Distribution
                                      Amount,  the Class  M-5  Principal  Distribution  Amount,  the Class M-6  Principal
                                      Distribution Amount, the Class M-7 Principal  Distribution Amount and the Class M-8
                                      Principal  Distribution  Amount  and  (b) to the  excess  of (x) the sum of (i) the aggregate  certificate  principal  balance of the Class A Certificates,  Class M-1S
                                      Certificates,   Class  M-2S  Certificates,   Class  M-3S  Certificates,  Class  M-4
                                      Certificates,   Class  M-5  Certificates,   Class  M-6   Certificates,   Class  M-7
                                      Certificates   and  Class  M-8   Certificates,   after   taking  into  account  the
                                      distribution  of the Class A Principal  Distribution  Amount,  Class M-1S Principal
                                      Distribution  Amount,   Class  M-2S  Principal   Distribution  Amount,  Class  M-3S
                                      Principal  Distribution Amount, Class M-4 Principal  Distribution Amount, Class M-5
                                      Principal  Distribution Amount, Class M-6 Principal  Distribution Amount, Class M-7
                                      Distribution  Amount  and  Class M-8  Principal  Distribution  Amount  and (ii) the
                                      certificate  principal  balance of the Class M-9 Certificates  immediately prior to that  Distribution  Date over (y) the lesser of (i) the  product of the  applicable
                                      Subordination  Percentage  and the stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (ii)
                                      the aggregate  stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 ALLOCATION OF LOSSES:                Any realized losses will be allocated in the following order of priority:
                                     (i)      To Excess Cash Flow for the related Distribution Date;
                                     (ii)     To the overcollateralization amount, until it has been reduced to zero;

                                     (iii)    To the Class M-9 Certificates,  until the certificate  principal balance thereof has been reduced to zero;

                                     (iv)     To the Class M-8 Certificates,  until the certificate  principal balance thereof has been reduced to zero;

                                     (v)      To the Class M-7 Certificates,  until the certificate  principal balance thereof has been reduced to zero;

                                     (vi)     To the Class M-6 Certificates,  until the certificate  principal balance thereof has been reduced to zero;

                                     (vii)    To the Class M-5 Certificates,  until the certificate  principal balance thereof has been reduced to zero;

                                     (viii)   To the Class M-4 Certificates,  until the certificate  principal balance thereof has been reduced to zero;

                                     (ix)     To the Class M-3S Certificates,  until the certificate principal balance thereof has been reduced to zero;

                                     (x)      To the Class M-2S Certificates,  until the certificate principal balance thereof has been reduced to zero;

                                     (xi)     To the Class M-1S Certificates,  until the certificate principal balance thereof has been reduced to zero; and

                                     (xii)    For losses on the Group I loans,  to all of the Class A-I  Certificates on a pro rata  basis,  and  for  losses  on  the  Group  II  Loans,  to the  Class  A-II
                                              Certificates,  in each case, until the certificate  principal  balances thereof have been reduced to zero.
  STEPDOWN DATE:                      The  earlier  to  occur  of  (i)  the  Distribution  Date  immediately  succeeding  the
                                      Distribution Date on which the aggregate  certificate  principal balance of the Class A
                                      Certificates  has  been  reduced  to  zero  or  (ii)  the  later  to  occur  of (x) the
                                      Distribution  Date in November  2009 and (y) the first  Distribution  Date on which the
                                      Senior  Enhancement  Percentage is greater than or equal to the  Specified  Enhancement
                                      Percentage.

  SPECIFIED ENHANCEMENT PERCENTAGE:   The Specified Enhancement Percentage is approximately 43.10%.

 PRELIMINARY PROSPECTUS:              The Offered  Certificates  will be offered  pursuant to a Preliminary  Prospectus which includes  a Base  Prospectus.  Additional  information  with  respect  to  the  Offered
                                      Certificates and the Mortgage Loans is contained in the Preliminary Prospectus.

                                                       SWAP AGREEMENT

 On the  Closing  Date,  the  Supplemental  Interest  Trust  Trustee  will  enter into a Swap  Agreement  with (the "Swap
 Counterparty")  for the benefit of the Class A Certificates  and Class M  Certificates.  The Swap Agreement will have an initial  notional amount of  $1,278,236,282  Under the Swap Agreement,  on or before each  Distribution  Date commencing with the  Distribution  Date in November  2006 and ending with the  Distribution  Date in October 2011 the  supplemental interest trust shall be obligated to pay to the Swap  Counterparty a fixed amount for that  Distribution  Date, equal to the  product of (x) a fixed rate equal to [5.21]%  per annum,  (y) the swap  notional  amount set forth in the  schedule below,  and (z) a fraction,  the  numerator  of which is 30 (or,  for the first  Distribution  Date,  the number of days elapsed  from and  including  the  effective  date (as  defined  in the  Swap  Agreement)  to but  excluding  the  first
 Distribution  Date,  determined on a 30/360 basis) and the denominator of which is 360, and the Swap  Counterparty  will be obligated to pay to the  supplemental  interest  trust a floating  amount for that  Distribution  Date,  equal to the product of (x) One-Month LIBOR, as determined  pursuant to the Swap Agreement,  for the related  calculation  period (as defined in the Swap Agreement),  (y) the swap notional amount set forth in the schedule below,  and (z) a fraction,  the numerator  of which is equal to the actual  number of days in the  related  calculation  period and the  denominator  of which is 360.  Only the net  amount of the two  obligations  above  will be paid by the  appropriate  party.  Upon early termination of the Swap Agreement,  the  Supplemental  Interest Trust or the Swap  Counterparty  may be liable to make a termination  payment  (the  "Swap  Termination  Payment")  to the other  party,  regardless  of which  party  caused the termination.  The Swap  Termination  Payment will be computed in accordance  with the  procedures  set forth in the Swap
 Agreement.  In the event that the  Supplemental  Interest  Trust is required to make a Swap  Termination  Payment,  that payment will be paid on the related  Distribution  Date,  and on any subsequent  Distribution  Dates until paid in full, prior to  distributions  to  Certificateholders  (other than a Swap  Termination  Payment due to a Swap Provider Trigger
 Event).

 Amounts  payable by the  Supplemental  Interest  Trust in respect of net swap  payments  and Swap  Termination  Payments
 (other  than Swap  Termination  Payments  resulting  from a Swap  Counterparty  Trigger  Event)  will be  deducted  from available  funds before  distributions  to the holders of the Class A  Certificates  and Class M  Certificates.  On each
 Distribution Date, such amounts will be distributed by the Supplemental  Interest Trust to the swap counterparty,  first to make any net swap payment owed to the swap counterparty  pursuant to the swap agreement for such  Distribution  Date, and  second  to make  any  Swap  Termination  Payment  not due to a Swap  Counterparty  Trigger  Event  owed to the swap counterparty  pursuant to the swap agreement.  Payments by the Supplemental  Interest Trust to the swap  counterparty in respect of any Swap Termination  Payment triggered by a Swap  Counterparty  Trigger Event pursuant to the swap agreement will be subordinated to  distributions  to the holders of the Class A Certificates  and Class M Certificates and will be paid by the Supplemental Interest Trust to the swap counterparty as set forth in the pooling and servicing agreement.

 Amounts  payable by the swap  counterparty to the  Supplemental  Interest Trust (other than Swap  Termination  Payments)
 will be deposited by the Supplemental  Interest Trust Trustee into the swap account,  and will be included in and become part of Excess Cash Flow.

                                                        SWAP SCHEDULE

------------ --------------------- --------- ----------------------
  PERIOD     NOTIONAL BALANCE ($)   PERIOD   NOTIONAL BALANCE ($)
------------ --------------------- --------- ----------------------

          1                              33
               1,278,236,282.15                 393,655,028.62

          2    1,270,411,020.33          34     377,855,540.90

          3    1,259,081,106.96          35     362,720,561.08

          4    1,244,218,701.41          36     348,224,300.34

          5    1,225,822,081.67          37     334,343,519.08

          6    1,203,917,030.84          38     321,043,083.15

          7    1,178,557,974.08          39     308,297,792.54

          8    1,149,828,830.07          40     296,083,572.10

          9    1,117,844,504.45          41     284,377,417.86

         10    1,082,931,309.48          42     273,157,388.96

         11    1,046,057,998.80          43     262,403,528.62

         12    1,008,386,663.43          44     252,094,595.72

         13     972,088,503.60           45     242,211,422.69

         14     937,114,848.65           46     232,735,693.66

         15     903,416,795.58           47     223,649,916.06

         16     870,947,264.54           48     214,937,606.35

         17     839,660,930.30           49     206,582,367.33

         18     809,514,156.47           50     198,569,054.51

         19     780,464,931.94           51     190,883,061.19

         20     752,411,001.86           52     183,510,425.25

         21     725,288,464.46           53     176,437,798.95

         22     692,606,599.09           54     169,652,392.37

         23     648,250,073.14           55     163,142,548.76

         24     607,093,074.92           56     156,896,052.79

         25     568,969,197.46           57     150,901,756.64

         26     533,618,265.36           58     145,149,003.56

         27     504,219,301.16           59     139,627,595.70

         28     483,734,520.76           60     134,323,981.66

         29     464,126,852.44

         30     445,350,888.54

         31     427,370,187.36

         32     410,149,321.73

------------ --------------------- --------- ----------------------

                                                  RATING AGENCY CONTACTS

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 MOODY'S:                                Shachar Gonen                                           212.553.3711
 S&P:                                    James Taylor                                            212.438.6067
 FITCH:                                  Laura Pokojni                                           212.908.0228
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

    SYNDICATE
    Craig Leonard                                  212-412-2663
    Brian Dixon                                    212-412-2663
    Roger Tedesco                                  212-412-2663

    BANKING
    Joseph O'Doherty                               212-412-5517
    Kwaw Degraft-Johnson                           212-412-6773
    Mitch Garrett                                  212-412-1141
    Keith Helwig                                   212-412-7645

    STRUCTURING
    Anita Kelly                                    212-412-6897
    Anthony Piperno                                212-412-5122

---------------------------------------------- ------------------------------------------

                                       RASC SERIES 2006-KS9 TRUST

                   HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-KS9

                            $1,117,769,000 (APPROXIMATE OFFERED CERTIFICATES)

                                           Subject to Revision

              October 19, 2006 - Free Writing Prospectus Containing Computational Materials

Any transactions in the certificates will be effected through Barclays Capital Inc.

The information herein has been provided solely by Barclays Capital Inc.  ("Barclays  Capital") based on  information  with respect to the  Mortgage  Loans  provided by  Residential  Funding  Corporation
("RFC") and its affiliates.

 THE  DEPOSITOR  HAS FILED A  REGISTRATION  STATEMENT  (INCLUDING A PROSPECTUS)  WITH THE  SECURITIES  AND
EXCHANGE  COMMISSION FOR THE OFFERING TO WHICH THIS COMMUNICATION  RELATES.  BEFORE YOU INVEST, YOU SHOULD
READ THE PROSPECTUS IN THAT  REGISTRATION  STATEMENT AND OTHER  DOCUMENTS THE DEPOSITOR HAS FILED WITH THE
SECURITIES  AND EXCHANGE  COMMISSION FOR MORE COMPLETE  INFORMATION  ABOUT THE DEPOSITOR AND THE OFFERING.
YOU MAY GET THESE  DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SECURITIES AND EXCHANGE  COMMISSION WEB
SITE AT WWW.SEC.GOV.  ALTERNATIVELY,  THE DEPOSITOR,  ANY UNDERWRITER OR ANY DEALER  PARTICIPATING  IN THE
OFFERING  WILL  ARRANGE TO SEND YOU THE  PROSPECTUS  AT NO CHARGE IF YOU  REQUEST IT BY CALLING  TOLL-FREE
1-888-227-2275 ext 2663.

 The  information  in this free  writing  prospectus,  if conveyed  prior to the time of your  contractual commitment  to  purchase  any of the  Certificates,  supersedes  any  information  contained  in any prior similar  materials  relating to the  Certificates.  The  information  in this free writing  prospectus  is preliminary,  and is subject to completion or change.  This free writing  prospectus is being delivered to you solely to provide you with  information  about the  offering of the  Certificates  referred to in this free writing  prospectus  and to solicit an offer to purchase the  Certificates,  when,  as and if issued.
Any such  offer  to  purchase  made by you will not be  accepted  and will not  constitute  a  contractual commitment  by you to purchase  any of the  Certificates,  until we have  accepted  your offer to purchase
Certificates.  You may withdraw your offer to purchase  certificates  at any time prior to our  acceptance of your offer.  The  Certificates  referred to in these  materials  are being sold when, as and if issued.
The  issuing  entity  is not  obligated  to  issue  such  Certificates  or any  similar  security  and the underwriters'  obligation  to deliver  such  Certificates  is subject to the terms and  conditions  of the underwriting  agreement  with the  depositor and the  availability  of such  Certificates  when, as and if
issued  by  the  issuing  entity.   You  are  advised  that  the  terms  of  the  Certificates,   and  the
characteristics  of the  mortgage  pool  backing  them,  may  change  (due,  among  other  things,  to the possibility  that  mortgage  loans that  comprise  the pool may become  delinquent  or defaulted or may be removed or replaced and that similar or different  mortgage  loans may be added to the mortgage  pool, and that one or more  classes of  Certificates  may be split,  combined or  eliminated),  at any time prior to issuance or availability of a final  prospectus.  You are advised that Certificates may not be issued that have the characteristics  described in this free writing prospectus.  The underwriters' obligation to sell any of the  Certificates  to you  is  conditioned  on the  mortgage  loans  and  Certificates  having  the characteristics  described in these materials.  If for any reason the issuing entity does not deliver such
Certificates,  the  underwriters  will notify you, and neither the issuing entity or any underwriter  will have any obligation to you to deliver all or any portion of the  Certificates  which you have committed to purchase,  and  neither  the  issuing  entity or any  underwriter  will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

 This  communication  does not  contain  all the  information  that is required to be included in the base prospectus and the prospectus supplement.

The  certificates  may not be suitable for all  investors.  Barclays  Capital and its  affiliates may acquire,  hold or sell positions in these certificates,  or in related  derivatives,  and may have an investment or commercial banking relationship with the depositor.

Investors are urged to read the base prospectus,  free writing  prospectus or preliminary  prospectus supplement and the prospectus  supplement and other relevant  documents filed or to be filed with the
Securities and Exchange Commission because they contain important information.

This free  writing  prospectus  does not contain all  information  that is required to be included in the base prospectus and the prospectus supplement.

Barclays Capital and its affiliates,  officers, directors, partners and employees,  including persons involved in the  preparation  or issuance of these  materials,  may, from time to time,  have long or short  positions in, and buy and sell,  the  certificates  mentioned  herein or  derivatives  thereof
(including  options).  Information  in these  materials  is current as of the date  appearing  on the material only.

The  information  in this free writing  prospectus  is  preliminary  and is subject to  completion or change.

The  information  in this free  writing  prospectus  supersedes  information  contained  in any prior similar free writing  prospectus  relating to these certificates prior to the time of your commitment to purchase any certificates.

This  free  writing  prospectus  is not an offer to sell or a  solicitation  of an offer to buy these certificates in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect  Barclays  Capital's  judgment as of this date and are  subject  to  change.  All  analyses  are  based on  certain  assumptions  noted  herein  and different  assumptions could yield substantially  different results.  You are cautioned that there is
no  universally  accepted  method  for  analyzing  financial  instruments.   You  should  review  the
assumptions;  there may be differences  between these assumptions and your actual business practices.
Further,  Barclays  Capital  does not  guarantee  any  results  and there is no  guarantee  as to the liquidity of the instruments involved in this analysis.

The  decision to adopt any  strategy  remains your  responsibility.  Barclays  Capital (or any of its affiliates) or their officers,  directors,  analysts or employees may have positions in certificates, commodities or derivative  instruments  thereon referred to here, and may, as principal or agent, buy or sell such certificates,  commodities or derivative instruments.  In addition, Barclays Capital may make a market in the certificates referred to herein.

Finally,  Barclays  Capital has not addressed the legal,  accounting and tax  implications of the analysis with  respect  to you,  and  Barclays  Capital  strongly  urges  you to seek  advice  from  your  counsel, accountant and tax advisor.

FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS

PART II OF II

$1,117,769,000 (APPROXIMATE OFFERED CERTIFICATES)

RASC SERIES 2006-KS9 TRUST
Issuing Entity

RESIDENTIAL ASSET SECURITIES CORPORATION
Depositor

RESIDENTIAL FUNDING CORPORATION
Master Servicer and Sponsor

HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2006-KS9

                                                                                                                   October 19, 2006

EXPECTED TIMING:          Pricing Date:               Week of  October 19, 2006
                          Settlement Date:            On or about  October 27, 2006
                          First Payment Date:         November 27, 2006

                                                                                FILED PURSUANT TO RULE 433
                                            FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS FOR
                                                                                RASC SERIES 2006-KS9 TRUST
----------------------------------------------------------------------------------------------------------

This Information was prepared by Greenwich Capital Markets Inc. in its capacity as underwriter.  This information should be considered only after reading the Statement Regarding Assumptions as to
Securities, Pricing Estimates and Other Information, which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

                                       GROUP I NET WAC CAP SCHEDULE
     Month          Net WAC Cap       Effective          Month           Net WAC Cap Month  Effective
                      Rate(1)          Rate(1,2)                            Rate(1)          Rate(1,2)

       1               8.29              14.00              47               10.89            14.00
       2               8.01              14.00              48               11.42            14.00
       3               7.75              14.00              49               11.04            14.00
       4               7.75              14.00              50               11.39            14.00
       5               8.59              14.00              51               11.01            14.00
       6               7.75              14.00              52               10.99            14.00
       7               8.01              14.00              53               12.19            14.00
       8               7.75              14.00              54               11.07            14.00
       9               8.01              14.00              55               11.43            14.00
       10              7.76              14.00              56               11.04            14.00
       11              7.76              14.00              57               11.39            14.00
       12              8.01              14.00              58               11.01            14.00
       13              7.76              14.00              59               11.04            14.00
       14              8.02              14.00              60               11.49            14.00
       15              7.76              14.00              61               11.10            11.10
       16              7.76              14.00              62               11.45            11.45
       17              8.29              14.00              63               11.06            11.06
       18              7.76              14.00              64               11.04            11.04
       19              8.02              14.00              65               11.79            11.79
       20              7.76              14.00              66               11.01            11.01
       21              8.03              14.00              67               11.36            11.36
       22              7.77              14.00              68               10.98            10.98
       23              8.22              14.00              69               11.32            11.32
       24              9.49              14.00              70               10.94            10.94
       25              9.17              14.00              71               10.95            10.95
       26              9.46              14.00              72               11.30            11.30
       27              9.15              14.00              73               10.92            10.92
       28              9.14              14.00              74               11.26            11.26
       29              10.29             14.00              75               10.88            10.88
       30              9.54              14.00              76               10.86            10.86
       31              9.85              14.00              77               12.01            12.01
       32              9.53              14.00              78               10.83            10.83
       33              9.84              14.00              79               11.17            11.17
       34              9.52              14.00
       35              9.87              14.00
       36              10.77             14.00
       37              10.41             14.00
       38              10.74             14.00
       39              10.39             14.00
       40              10.38             14.00
       41              11.68             14.00
       42              10.86             14.00
       43              11.21             14.00
       44              10.84             14.00
       45              11.18             14.00
       46              10.81             14.00
----------------------------------------------------------------------------------------------------------

(1)    All index values increase to 20.00% beginning in the first period, subject to a 14.00% cap.

(2)    The effective  available funds cap rate (the "Effective  Rate") is a per annum rate equal to
       (A) the  product  of (i) 30 divided by the  actual  number of days in the  Interest  Accrual
       Period for the  Certificates  and (ii) the weighted average Net Mortgage Rate of the Group I mortgage  loans  plus (B) the  payments  from the Swap  Agreement,  if any,  divided  by the aggregate  balance of the mortgage loans multiplied by 360 divided by actual number of days, subject to a 14.00% cap.
..

                                      GROUP II NET WAC CAP SCHEDULE

     Month          Net WAC Cap       Effective          Month           Net WAC Cap Month  Effective
                      Rate(1)          Rate(1,2)                            Rate(1)          Rate(1,2)

       1               8.54              14.00              47               11.74            14.00
       2               8.26              14.00              48               12.24            14.00
       3               7.99              14.00              49               11.83            14.00
       4               7.99              14.00              50               12.21            14.00
       5               8.85              14.00              51               11.80            14.00
       6               7.99              14.00              52               11.79            14.00
       7               8.26              14.00              53               13.18            14.00
       8               7.99              14.00              54               11.92            14.00
       9               8.26              14.00              55               12.30            14.00
       10              7.99              14.00              56               11.89            14.00
       11              7.99              14.00              57               12.26            14.00
       12              8.26              14.00              58               11.85            14.00
       13              7.99              14.00              59               11.89            14.00
       14              8.26              14.00              60               12.30            14.00
       15              7.99              14.00              61               11.88            11.88
       16              7.99              14.00              62               12.26            12.26
       17              8.54              14.00              63               11.84            11.84
       18              7.99              14.00              64               11.82            11.82
       19              8.26              14.00              65               12.62            12.62
       20              7.99              14.00              66               11.80            11.80
       21              8.27              14.00              67               12.17            12.17
       22              8.01              14.00              68               11.76            11.76
       23              8.55              14.00              69               12.13            12.13
       24              9.83              14.00              70               11.72            11.72
       25              9.50              14.00              71               11.71            11.71
       26              9.81              14.00              72               12.08            12.08
       27              9.48              14.00              73               11.67            11.67
       28              9.48              14.00              74               12.04            12.04
       29              10.70             14.00              75               11.63            11.63
       30              10.01             14.00              76               11.61            11.61
       31              10.33             14.00              77               12.84            12.84
       32              9.99              14.00              78               11.58            11.58
       33              10.32             14.00              79               11.94            11.94
       34              10.00             14.00
       35              10.57             14.00
       36              11.36             14.00
       37              10.98             14.00
       38              11.33             14.00
       39              10.96             14.00
       40              10.96             14.00
       41              12.48             14.00
       42              11.62             14.00
       43              11.99             14.00
       44              11.59             14.00
       45              11.96             14.00
       46              11.57             14.00
----------------------------------------------------------------------------------------------------------

(1)    All index values increase to 20.00% beginning in the first period, subject to a 14.00% cap.

(2)    The effective  available funds cap rate (the "Effective  Rate") is a per annum rate equal to
       (A) the  product  of (i) 30 divided by the  actual  number of days in the  Interest  Accrual
       Period for the  Certificates  and (ii) the weighted  average Net Mortgage  Rate of the Group
       II mortgage  loans plus (B) the payments  from the Swap  Agreement,  if any,  divided by the aggregate  balance of the mortgage loans multiplied by 360 divided by actual number of days, subject to a 14.00% cap.
..

                                       CLASS M NET WAC CAP SCHEDULE

     Month          Net WAC Cap       Effective          Month           Net WAC Cap Month  Effective
                      Rate(1)          Rate(1,2)                            Rate(1)          Rate(1,2)

       1               8.33              14.00              47               11.03            14.00
       2               8.05              14.00              48               11.56            14.00
       3               7.79              14.00              49               11.17            14.00
       4               7.79              14.00              50               11.52            14.00
       5               8.63              14.00              51               11.13            14.00
       6               7.79              14.00              52               11.12            14.00
       7               8.05              14.00              53               12.35            14.00
       8               7.79              14.00              54               11.21            14.00
       9               8.05              14.00              55               11.57            14.00
       10              7.79              14.00              56               11.18            14.00
       11              7.79              14.00              57               11.53            14.00
       12              8.05              14.00              58               11.14            14.00
       13              7.79              14.00              59               11.18            14.00
       14              8.05              14.00              60               11.62            14.00
       15              7.80              14.00              61               11.22            11.22
       16              7.80              14.00              62               11.58            11.58
       17              8.33              14.00              63               11.19            11.19
       18              7.80              14.00              64               11.17            11.17
       19              8.06              14.00              65               11.92            11.92
       20              7.80              14.00              66               11.14            11.14
       21              8.06              14.00              67               11.49            11.49
       22              7.81              14.00              68               11.10            11.10
       23              8.27              14.00              69               11.46            11.46
       24              9.54              14.00              70               11.07            11.07
       25              9.22              14.00              71               11.07            11.07
       26              9.52              14.00              72               11.43            11.43
       27              9.20              14.00              73               11.04            11.04
       28              9.20              14.00              74               11.39            11.39
       29              10.35             14.00              75               11.00            11.00
       30              9.62              14.00              76               10.99            10.99
       31              9.93              14.00              77               12.14            12.14
       32              9.60              14.00              78               10.95            10.95
       33              9.92              14.00              79               11.30            11.30
       34              9.60              14.00
       35              9.98              14.00
       36              10.86             14.00
       37              10.50             14.00
       38              10.84             14.00
       39              10.48             14.00
       40              10.47             14.00
       41              11.81             14.00
       42              10.98             14.00
       43              11.34             14.00
       44              10.96             14.00
       45              11.31             14.00
       46              10.93             14.00
----------------------------------------------------------------------------------------------------------

(1)    All index values increase to 20.00% beginning in the first period, subject to a 14.00% cap.

(2)    The effective  available funds cap rate (the "Effective  Rate") is a per annum rate equal to the  weighted  average  of (i) the Group I  Effective  Rate and (ii) the Group II  Effective
       Rate, weighted on the basis of the related Subordinate Component.

                                     CLASS A - I SENSITIVITY ANALYSIS
                                              TO 10% CALL(1)

                                        0% PPC          50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
A-I-1
WAL (years)                             15.83          1.62           1.22          1.00           0.85           0.75
Principal Window (month)               1 - 282        1 - 36         1 - 25        1 - 21         1 - 18         1 - 15
Principal Months                         282            36             25            21             18             15
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                     ------------- -------------- ------------- -------------- -------------- -------------
A-I-2
WAL (years)                             25.25          3.74           2.53          2.00           1.72           1.49
Principal Window (month)              282 - 326       36 - 57       25 - 39        21 - 28        18 - 23       15 - 21
Principal Months                          45            22             15             8              6             7
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                     ------------- -------------- ------------- -------------- -------------- -------------
A-I-3
WAL (years)                             28.93          6.81           4.53          3.00           2.20           1.92
Principal Window (month)              326 - 358      57 - 114       39 - 76        28 - 56        23 - 31       21 - 25
Principal Months                          33            58             38            29              9             5
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                     ------------- -------------- ------------- -------------- -------------- -------------
A-I4
WAL (years)                             29.88          12.32          8.19          5.99           3.73           2.39
Principal Window (month)              358 - 359      114 - 161      76 - 107       56 - 78        31 - 61       25 - 33
Principal Months                          2             48             32            23             31             9
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------

                                     CLASS A - I SENSITIVITY ANALYSIS
                                              TO MATURITY(1)

------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                        0% PPC          50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
A-I-1
WAL (years)                             15.83          1.62           1.22          1.00           0.85           0.75
Principal Window (month)               1 - 282        1 - 36         1 - 25        1 - 21         1 - 18         1 - 15
Principal Months                         282            36             25            21             18             15
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                     ------------- -------------- ------------- -------------- -------------- -------------
A-I-2
WAL (years)                             25.25          3.74           2.53          2.00           1.72           1.49
Principal Window (month)              282 - 326       36 - 57       25 - 39        21 - 28        18 - 23       15 - 21
Principal Months                          45            22             15             8              6             7
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                     ------------- -------------- ------------- -------------- -------------- -------------
A-I-3
WAL (years)                             28.93          6.81           4.53          3.00           2.20           1.92
Principal Window (month)              326 - 358      57 - 114       39 - 76        28 - 56        23 - 31       21 - 25
Principal Months                          33            58             38            29              9             5
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                     ------------- -------------- ------------- -------------- -------------- -------------
A-I4
WAL (years)                             29.88          14.72         10.02          7.41           4.82           2.39
Principal Window (month)              358 - 359      114 - 327      76 - 243      56 - 183       31 - 145       25 - 33
Principal Months                          2             214           168            128            115            9
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------

(1)      Assumes 1-month LIBOR remains constant at 5.32%, 6-month LIBOR remains constant at 5.403% and
         1-year LIBOR remains constant at 5.389% and run at the Pricing Speed with no losses and trigger is not in effect.

                                       CLASS M SENSITIVITY ANALYSIS
                                              TO 10% CALL(1)

------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                         0% PPC          50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-1S
WAL (years)                             27.97          5.67           3.81          3.62           4.09           3.78
Principal Window (month)              315 - 354       52 - 88       37 - 58        41 - 46        45 - 53       33 - 48
Principal Months                          40            37             22             6              9             16
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-2S
WAL (years)                             29.81          9.64           6.40          4.73           4.83           3.99
Principal Window (month)              354 - 359      88 - 154       58 - 103       46 - 75        53 - 61       48 - 48
Principal Months                          6             67             46            30              9             1
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-3S
WAL (years)                             29.91          13.38          8.89          6.49           5.08           3.99
Principal Window (month)              359 - 359      154 - 161     103 - 107       75 - 78        61 - 61       48 - 48
Principal Months                          1              8             5              4              1             1
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-4
WAL (years)                             29.07          8.82           5.88          4.54           4.07           3.73
Principal Window (month)              315 - 359      52 - 161       37 - 107       40 - 78        43 - 61       43 - 48
Principal Months                          45            110            71            39             19             6
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-5
WAL (years)                             29.07          8.82           5.87          4.52           3.98           3.57
Principal Window (month)              315 - 359      52 - 161       37 - 107       39 - 78        42 - 61       40 - 48
Principal Months                          45            110            71            40             20             9
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-6
WAL (years)                             29.07          8.82           5.88          4.51           3.92           3.46
Principal Window (month)              315 - 359      52 - 161       37 - 107       39 - 78        40 - 61       39 - 48
Principal Months                          45            110            71            40             22             10
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-7
WAL (years)                             29.07          8.82           5.88          4.48           3.86           3.36
Principal Window (month)              315 - 359      52 - 161       37 - 107       38 - 78        39 - 61       37 - 48
Principal Months                          45            110            71            41             23             12
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-8
WAL (years)                             29.07          8.82           5.88          4.48           3.82           3.30
Principal Window (month)              315 - 359      52 - 161       37 - 107       38 - 78        39 - 61       36 - 48
Principal Months                          45            110            71            41             23             13
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-9
WAL (years)                             29.07          8.82           5.88          4.46           3.78           3.26
Principal Window (month)              315 - 359      52 - 161       37 - 107       37 - 78        38 - 61       35 - 48
Principal Months                          45            110            71            42             24             14
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------

 (1)   Assumes 1-month LIBOR remains  constant at 5.32%,  6-month LIBOR remains  constant at 5.403%
       and 1-year LIBOR remains  constant at 5.389% and run at the Pricing Speed with no losses and trigger is not in effect.

                                   CLASS M SENSITIVITY ANALYSIS
                                              TO MATURITY(1)

------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                        0% PPC          50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-1S
WAL (years)                             27.97          5.67           3.81          3.62           4.09           3.95
Principal Window (month)              315 - 354       52 - 88       37 - 58        41 - 46        45 - 53       33 - 55
Principal Months                          40            37             22             6              9             23
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-2S
WAL (years)                             29.81          9.64           6.40          4.73           4.87           5.34
Principal Window (month)              354 - 359      88 - 154       58 - 103       46 - 75        53 - 64       55 - 77
Principal Months                          6             67             46            30             12             23
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-3S
WAL (years)                             29.91          17.30         11.83          8.74           6.85           7.68
Principal Window (month)              359 - 359      154 - 290     103 - 205      75 - 154       64 - 120       77 - 117
Principal Months                          1             137           103            80             57             41
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-4
WAL (years)                             29.07          9.62           6.47          5.00           4.42           4.02
Principal Window (month)              315 - 359      52 - 259       37 - 179      40 - 134       43 - 104       43 - 83
Principal Months                          45            208           143            95             62             41
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-5
WAL (years)                             29.07          9.58           6.44          4.95           4.31           3.84
Principal Window (month)              315 - 359      52 - 249       37 - 173      39 - 128        42 - 99       40 - 80
Principal Months                          45            198           137            90             58             41
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-6
WAL (years)                             29.07          9.52           6.40          4.90           4.21           3.71
Principal Window (month)              315 - 359      52 - 238       37 - 164      39 - 121        40 - 94       39 - 75
Principal Months                          45            187           128            83             55             37
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-7
WAL (years)                             29.07          9.43           6.33          4.83           4.11           3.58
Principal Window (month)              315 - 359      52 - 225       37 - 154      38 - 114        39 - 88       37 - 70
Principal Months                          45            174           118            77             50             34
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-8
WAL (years)                             29.07          9.30           6.23          4.75           4.02           3.47
Principal Window (month)              315 - 359      52 - 207       37 - 142      38 - 104        39 - 81       36 - 64
Principal Months                          45            156           106            67             43             29
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
M-9
WAL (years)                             29.07          9.12           6.10          4.63           3.91           3.37
Principal Window (month)              315 - 359      52 - 191       37 - 130       37 - 95        38 - 74       35 - 59
Principal Months                          45            140            94            59             37             25
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------

(1)    Assumes 1-month LIBOR remains  constant at 5.32%,  6-month LIBOR remains  constant at 5.403%
       and 1-year LIBOR remains  constant at 5.389% and run at the Pricing Speed with no losses and trigger is not in effect.

                                           EXCESS SPREAD TABLE

----------------- ----------------- ----------------- ----------------- ----------------- ----------------
     Month           Static LIBOR(1)      Fwd LIBOR(2)                     StaticMLIBOR(1)    Fwd LIBOR(2)
                       (bps)                (bps)           Month             (bps)             (bps)

       1               3.14              3.14               47               4.77              4.72
       2               2.79              2.79               48               4.85              4.82
       3               2.79              2.79               49               4.77              4.69
       4               2.79              2.79               50               4.83              4.80
       5               2.81              2.81               51               4.75              4.66
       6               2.79              2.79               52               4.73              4.65
       7               2.80              2.80               53               4.93              4.99
       8               2.79              2.79               54               4.71              4.65
       9               2.80              2.80               55               4.77              4.77
       10              2.78              2.79               56               4.68              4.62
       11              2.78              2.79               57               4.75              4.74
       12              2.80              2.81               58               4.66              4.60
       13              2.78              2.80               59               4.67              4.62
       14              2.80              2.82               60               4.75              4.76
       15              2.78              2.81               61               4.50              4.42
       16              2.78              2.81               62               4.67              4.74
       17              2.83              2.86               63               4.48              4.39
       18              2.78              2.82               64               4.47              4.38
       19              2.81              2.84               65               4.82              5.03
       20              2.78              2.82               66               4.45              4.36
       21              2.82              2.86               67               4.62              4.69
       22              2.79              2.84               68               4.43              4.34
       23              3.26              3.30               69               4.60              4.67
       24              4.27              4.22               70               4.41              4.31
       25              4.22              4.18               71               4.40              4.31
       26              4.25              4.21               72               4.57              4.62
       27              4.20              4.16               73               4.38              4.27
       28              4.20              4.16               74               4.55              4.60
       29              4.43              4.35               75               4.36              4.24
       30              4.34              4.26               76               4.35              4.22
       31              4.38              4.30               77               4.87              5.20
       32              4.33              4.25               78               4.33              4.22
       33              4.38              4.30
       34              4.34              4.26
       35              4.58              4.53
       36              4.91              4.87
       37              4.86              4.78
       38              4.78              4.75
       39              4.74              4.66
       40              4.73              4.66
       41              4.95              4.97
       42              4.79              4.72
       43              4.84              4.82
       44              4.77              4.70
       45              4.82              4.80
       46              4.75              4.68
----------------------------------------------------------------------------------------------------------

(1)    Assumes 1-month LIBOR remains  constant at 5.32%,  6-month LIBOR remains  constant at 5.403%
       and 1-year LIBOR remains  constant at 5.389% and run at the Pricing  Speed to call.  Assumes payments are received, if any, from the related Swap Agreement.

(2)    Assumes  1-month  Forward LIBOR,  6-month  Forward LIBOR and 1-year Forward LIBOR and run at the Pricing Speed to call.  Assumes payments are received from the related Swap Agreement.

                                            BREAK-EVEN TABLES

------------------------------------ ---------------------------------- ----------------------------------
                                      CDR BREAK(3)    COLLATERAL LOSS    CDR BREAK(3)    COLLATERAL LOSS
                                                            (%)                                (%)
Class M-1S                                29.7             21.88%            29.5             21.79%
Class M-2S                                23.7             18.98%            23.6             18.93%
Class M-3S                                20.5             17.23%            20.4             17.17%
Class M-4                                 17.9             15.67%            17.8             15.60%
Class M-5                                 15.5             14.11%            15.4             14.04%
Class M-6                                 13.4             12.64%            13.4             12.64%
Class M-7                                 11.5             11.22%            11.4             11.14%
Class M-8                                 10.1             10.11%            10.0             10.03%
Class M-9                                  9.1             9.28%              9.0             9.19%
------------------------------------ ---------------- ----------------- ---------------- -----------------

(1)    Assumes 1-month LIBOR remains  constant at 5.32%,  6-month LIBOR remains  constant at 5.403%
       and 1-year  LIBOR  remains  constant  at 5.389% and run at the  pricing  speed to  maturity.
       Assumes  principal  and  interest  advancing,  40%  severity  rate  with a 12 month  lag and triggers are in effect at all times.

(2)    Assumes  1-month  Forward LIBOR,  6-month  Forward LIBOR and 1-year Forward LIBOR and run at the pricing speed to maturity.  Assumes principal and interest advancing,  40% severity rate with a 12 month lag and triggers are in effect at all times.

(3)    CDR Break means when bonds receive first principal dollar loss.

AGGREGATE COLLATERAL SUMMARY
THE MORTGAGE LOAN CHARACTERISTICS ARE APPROXIMATE AND ARE SUBJECT TO A +/- 10% VARIANCE.

SUMMARY                                                                    TOTAL                   MINIMUM      MAXIMUM
Aggregate Current Principal Balance                                   $1,406,958,957
Number of Mortgage Loans                                                   8,333

Average Current Principal Balance                                        $168,842                   $9,992     $1,002,152
Weighted Average Original Loan-to-Value                                   82.56%                    6.00%       100.00%
Weighted Average Mortgage Rate                                            8.5511%                   5.650%      14.125%
Weighted Average Net Mortgage Rate                                        8.0512%                   5.150%      13.625%
Weighted Average Note Margin                                              6.4432%                   2.461%      10.575%
Weighted Average Maximum Mortgage Rate                                   14.6447%                  11.660%      18.720%
Weighted Average Minimum Mortgage Rate                                    7.8663%                   2.625%      12.720%
Weighted Average Term to Next Rate Adjustment Date
(months)                                                                    26                        7            83
Weighted Average Remaining Term to Stated Maturity
(months)                                                                    354                      118          360
Weighted Average Credit Score                                               625                      452          816

Weighted Average reflected in Total
                                                                                                  PERCENT OF CUT-OFF DATE
                                                           RANGE                                  PRINCIPAL BALANCE
Product Type                                               Hybrid ARM                               73.71%
                                                           Fixed                                    26.29%

Lien                                                       First                                    96.09%
                                                           Second                                   3.91%

Property Type                                              Single-family detached                   75.12%
                                                           Planned Unit Development (attached)      1.67%
                                                           Planned Unit Development (detached)      13.96%
                                                           Condominium Low-Rise (less than 5
                                                           stories)                                 4.50%
                                                           Condominium Mid-Rise (5 to 8 stories)    0.09%
                                                           Condominium High-Rise (more than 8
                                                           stories)                                 0.06%
                                                           Townhouse / Rowhouse                     0.73%
                                                           Manufactured Home                        0.00%
                                                           2-4 Family                               3.87%

Occupancy Status                                           Primary Residence                        96.46%
                                                           Non-Owner Occupied                       2.32%
                                                           Investor                                 1.22%

Documentation Type                                         Full Documentation                       58.61%
                                                           Reduced Documentation                    41.39%

Loans with Prepayment penalties                                                                     75.18%

Interest Only Percentage                                                                            11.46%

                               CREDIT SCORE DISTRIBUTION OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
CREDIT SCORE RANGE                             LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
1 - 499                                          2           $421,764         0.03%      $210,882       460        86.23%
500 - 519                                       122         17,915,892        1.27       146,852        510         71.04
520 - 539                                       262         38,881,307        2.76       148,402        530         74.39
540 - 559                                       486         71,330,781        5.07       146,771        550         78.57
560 - 579                                       690         108,830,966       7.74       157,726        570         81.52
580 - 599                                      1,304        200,273,493       14.24      153,584        589         84.80
600 - 619                                      1,447        239,519,506       17.03      165,528        609         83.25
620 - 639                                      1,164        195,348,271       13.89      167,825        629         83.70
640 - 659                                      1,167        213,074,669       15.15      182,583        649         83.84
660 - 679                                       701         125,807,955       8.94       179,469        668         83.19
680 - 699                                       406         75,910,078        5.40       186,971        688         82.13
700 - 719                                       230         51,428,258        3.66       223,601        709         80.59
720 - 739                                       136         27,579,100        1.96       202,788        728         80.85
740 - 759                                       102         21,227,558        1.51       208,113        749         80.43
760 or greater                                  112         19,221,095        1.37       171,617        780         80.53
SUBTOTAL:                                      8,331      $1,406,770,691     100.00%     $168,860       625        82.56%
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
No Credit Score                                  2           $188,266         0.01%      $94,133         0         77.40%
TOTAL:                                         8,333      $1,406,958,957     100.00%     $168,842       625        82.56%

As of the cut-off date, the weighted average credit score of the mortgage loans will be approximately 625.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                              ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                            % OF          AVERAGE      AVERAGE    AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT     ORIGINAL
ORIGINAL MORTGAGE LOAN BALANCE ($)             LOANS          BALANCE        BALANCE      BALANCE       SCORE        LTV
------------------------------------------- ------------- ----------------- ----------- ------------ ------------ -----------
100,000 or less                                2,648        $177,114,427      12.59%      $66,886        616        83.45%
100,001 - 200,000                              3,331        480,328,101       34.14       144,199        618        82.12
200,001 - 300,000                              1,334        325,896,222       23.16       244,300        624        82.20
300,001 - 400,000                               599         208,040,651       14.79       347,313        633        82.85
400,001 - 500,000                               260         116,156,927        8.26       446,757        640        82.69
500,001 - 600,000                                90          49,294,263        3.50       547,714        652        82.33
600,001 - 700,000                                45          29,389,298        2.09       653,096        647        84.92
700,001 - 800,000                                17          12,746,267        0.91       749,780        638        84.72
800,001 - 900,000                                6           5,134,756         0.36       855,793        625        86.68
900,001 - 1,000,000                              2           1,855,894         0.13       927,947        681        87.48
1,000,001 >=                                     1           1,002,152         0.07      1,002,152       656        68.00
TOTAL:                                         8,333       $1,406,958,957    100.00%     $168,842        625        82.56%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $168,842.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                         NET MORTGAGE RATES OF THE AGGREGATE LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                            % OF          AVERAGE      AVERAGE    AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT     ORIGINAL
NET MORTGAGE RATE (%)                          LOANS          BALANCE        BALANCE      BALANCE       SCORE        LTV
------------------------------------------- ------------- ----------------- ----------- ------------ ------------ -----------
5.000 to 5.499                                   7           $2,837,614       0.20%      $405,373        711        63.22%
5.500 to 5.999                                   50          14,624,651        1.04       292,493        658        74.50
6.000 to 6.499                                  416         106,173,788        7.55       255,225        672        75.78
6.500 to 6.999                                  548         121,860,430        8.66       222,373        654        78.01
7.000 to 7.499                                 1,209        249,323,377       17.72       206,223        638        79.90
7.500 to 7.999                                 1,063        195,309,724       13.88       183,734        626        81.12
8.000 to 8.499                                 1,671        297,063,873       21.11       177,776        613        83.82
8.500 to 8.999                                  917         149,830,176       10.65       163,392        602        85.23
9.000 to 9.499                                  937         134,011,923        9.52       143,022        602        86.69
9.500 to 9.999                                  409          52,794,037        3.75       129,081        599        87.30
10.000 to 10.499                                316          35,115,492        2.50       111,125        601        87.68
10.500 to 10.999                                167          13,442,731        0.96       80,495         629        92.89
11.000 to 11.499                                196          13,559,992        0.96       69,184         640        95.47
11.500 to 11.999                                181          10,531,899        0.75       58,187         634        98.37
12.000 to 12.499                                189          8,275,751         0.59       43,787         615        97.20
12.500 to 12.999                                 18           753,561          0.05       41,865         614        92.56
13.000 to 13.499                                 36          1,372,762         0.10       38,132         598        99.62
13.500 to 13.999                                 3             77,176          0.01       25,725         585        100.00
TOTAL:                                         8,333       $1,406,958,957    100.00%     $168,842        625        82.56%

As of the cut-off date, the weighted average net mortgage rate of the mortgage loans was approximately 8.0512% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                         MORTGAGE RATES OF THE LOANS OF THE AGGREGATE LOANS
                                                                                   % OF        AVERAGE       WEIGHTED      WEIGHTED
                                                NUMBER OF                        PRINCIPAL    PRINCIPAL      AVERAGE       AVERAGE
MORTGAGE RATE (%)                                 LOANS      PRINCIPAL BALANCE    BALANCE      BALANCE     CREDIT SCORE  ORIGINAL LTV
---------------------------------------------- ------------- ------------------ ------------ ------------- ------------- -------------
5.500 to 5.999                                      7           $2,837,614         0.20%       $405,373        711          63.22%
6.000 to 6.499                                      50          14,624,651         1.04        292,493         658          74.50
6.500 to 6.999                                     415          106,116,772        7.54        255,703         672          75.78
7.000 to 7.499                                     549          121,917,446        8.67        222,072         654          78.01
7.500 to 7.999                                    1,210         249,509,523        17.73       206,206         638          79.90
8.000 to 8.499                                    1,063         195,202,029        13.87       183,633         626          81.13
8.500 to 8.999                                    1,670         296,985,422        21.11       177,836         613          83.82
9.000 to 9.499                                     917          149,830,176        10.65       163,392         602          85.23
9.500 to 9.999                                     937          134,011,923        9.52        143,022         602          86.69
10.000 to 10.499                                   409          52,794,037         3.75        129,081         599          87.30
10.500 to 10.999                                   316          35,115,492         2.50        111,125         601          87.68
11.000 to 11.499                                   166          13,419,803         0.95         80,842         629          92.88
11.500 to 11.999                                   195          13,518,961         0.96         69,328         640          95.46
12.000 to 12.499                                   180          10,471,492         0.74         58,175         634          98.39
12.500 to 12.999                                   192           8,400,117         0.60         43,751         615          97.21
13.000 to 13.499                                    18            753,561          0.05         41,865         614          92.56
13.500 to 13.999                                    36           1,372,762         0.10         38,132         598          99.62
14.000 to 14.499                                    3             77,176           0.01         25,725         585          100.00
TOTAL:                                            8,333       $1,406,958,957      100.00%      $168,842        625          82.56%

As of the cut-off date, the weighted average mortgage rate of the mortgage loans will be approximately 8.5511% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                        ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE LOANS
                                                                                   % OF        AVERAGE       WEIGHTED      WEIGHTED
                                                NUMBER OF                        PRINCIPAL    PRINCIPAL      AVERAGE       AVERAGE
ORIGINAL LTV RATIO (%)                            LOANS      PRINCIPAL BALANCE    BALANCE      BALANCE     CREDIT SCORE  ORIGINAL LTV
---------------------------------------------- ------------- ------------------ ------------ ------------- ------------- -------------
0.01 to 50.00                                      274          $34,067,276        2.42%       $124,333        616          41.65%
50.01 to 55.00                                      88          13,349,521         0.95        151,699         593          53.34
55.01 to 60.00                                     160          25,449,205         1.81        159,058         604          58.31
60.01 to 65.00                                     226          37,181,740         2.64        164,521         599          63.51
65.01 to 70.00                                     271          45,982,230         3.27        169,676         601          68.92
70.01 to 75.00                                     493          92,474,126         6.57        187,574         627          74.29
75.01 to 80.00                                    2,665         519,904,389        36.95       195,086         642          79.83
80.01 to 85.00                                     672          116,338,286        8.27        173,122         597          84.42
85.01 to 90.00                                    1,331         235,418,347        16.73       176,873         611          89.62
90.01 to 95.00                                     965          179,853,947        12.78       186,377         621          94.75
95.01 to 100.00                                   1,188         106,939,890        7.60         90,017         644          99.86
TOTAL:                                            8,333       $1,406,958,957      100.00%      $168,842        625          82.56%

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 82.56%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                PRODUCT TYPES OF THE AGGREGATE LOANS
                                                                                   % OF        AVERAGE       WEIGHTED      WEIGHTED
                                                NUMBER OF                        PRINCIPAL    PRINCIPAL      AVERAGE       AVERAGE
PRODUCT TYPE                                      LOANS      PRINCIPAL BALANCE    BALANCE      BALANCE     CREDIT SCORE  ORIGINAL LTV
---------------------------------------------- ------------- ------------------ ------------ ------------- ------------- -------------
2-Year Hybrid                                     2,269        $365,757,667       26.00%       $161,198        607          82.70%
2-Year Hybrid 40/30 Balloon                        730          179,224,396        12.74       245,513         620          83.83
2-Year Hybrid 40/30 Step Amort                      8            2,622,420         0.19        327,803         626          97.01
2-Year Hybrid 45/30 Balloon                        364          92,856,756         6.60        255,101         650          83.13
2-Year Hybrid 50/30 Balloon                         49          11,987,970         0.85        244,652         652          80.45
2-Year Hybrid Interest Only                        384          106,133,093        7.54        276,388         659          80.50
3-Year Hybrid                                      597          96,058,136         6.83        160,901         609          81.33
3-Year Hybrid 40/30 Balloon                        292          69,888,586         4.97        239,344         626          88.30
3-Year Hybrid 40/30 Step Amort                      4             864,780          0.06        216,195         625          97.20
3-Year Hybrid 45/30 Balloon                        244          47,498,703         3.38        194,667         637          83.95
3-Year Hybrid 50/30 Balloon                         27           5,320,960         0.38        197,073         632          82.83
3-Year Hybrid Interest Only                        164          42,197,624         3.00        257,303         648          82.17
4-Year Hybrid                                       1             89,808           0.01         89,808         593          70.00
5-Year Hybrid                                       20           3,465,259         0.25        173,263         631          82.12
5-Year Hybrid 40/30 Balloon                         22           5,272,451         0.37        239,657         621          82.11
5-Year Hybrid 40/30 Step Amort                      1             125,234          0.01        125,234         597          95.00
5-Year Hybrid 45/30 Balloon                         12           2,541,091         0.18        211,758         672          81.45
5-Year Hybrid 50/30 Balloon                         3             414,616          0.03        138,205         575          79.63
5-Year Hybrid Interest Only                         18           4,640,054         0.33        257,781         693          76.82
7-Year Hybrid 45/30 Balloon                         1             123,733          0.01        123,733         646          75.00
Fixed Rate Mortgage                               2,157         261,901,255        18.61       121,419         626          79.39
Fixed Rate Mortgage 30/15 Balloon                  457          24,373,526         1.73         53,334         658          98.43
Fixed Rate Mortgage 40/30 Balloon                  260          40,628,435         2.89        156,263         639          82.31
Fixed Rate Mortgage 45/30 Balloon                  183          29,847,936         2.12        163,103         611          84.01
Fixed Rate Mortgage 50/30 Balloon                   28           4,842,442         0.34        172,944         639          76.84
Fixed Rate Mortgage Interest Only                   38           8,282,026         0.59        217,948         649          82.59
TOTAL:                                            8,333       $1,406,958,957      100.00%      $168,842        625          82.56%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                         GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
STATE                                          LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Alabama                                         138         $16,705,864       1.19%      $121,057       601        83.93%
Alaska                                           9           1,237,782        0.09       137,531        630         86.87
Arizona                                         321         60,815,508        4.32       189,456        628         81.77
Arkansas                                         51          4,972,603        0.35        97,502        606         85.90
California                                      879         258,545,889       18.38      294,136        650         80.35
Colorado                                        232         37,025,271        2.63       159,592        632         84.56
Connecticut                                      67         13,471,436        0.96       201,066        596         81.37
Delaware                                         14          1,936,471        0.14       138,319        605         84.20
District of Columbia                             7           1,586,368        0.11       226,624        564         67.30
Florida                                         909         162,694,650       11.56      178,982        620         80.68
Georgia                                         348         49,562,973        3.52       142,422        614         86.45
Hawaii                                           17          5,509,915        0.39       324,113        633         77.84
Idaho                                            61          8,831,604        0.63       144,780        615         84.32
Illinois                                        299         54,736,489        3.89       183,065        621         84.46
Indiana                                         192         20,391,465        1.45       106,206        606         86.40
Iowa                                             24          2,258,613        0.16        94,109        597         85.14
Kansas                                           59          6,613,170        0.47       112,088        612         84.68
Kentucky                                         96          9,007,312        0.64        93,826        611         85.27
Louisiana                                       147         17,031,604        1.21       115,861        602         84.84
Maine                                            27          3,129,121        0.22       115,893        620         77.91
Maryland                                        198         44,502,394        3.16       224,760        622         80.53
Massachusetts                                   109         22,985,775        1.63       210,879        623         80.91
Michigan                                        493         60,477,936        4.30       122,673        618         85.02
Minnesota                                       151         26,739,102        1.90       177,080        620         83.61
Mississippi                                      75          8,350,927        0.59       111,346        610         87.30
Missouri                                        205         21,152,830        1.50       103,185        604         84.32
Montana                                          8            831,504         0.06       103,938        659         74.58
Nebraska                                         46          4,061,070        0.29        88,284        616         85.80
Nevada                                          116         24,936,317        1.77       214,968        621         83.49
New Hampshire                                    28          3,915,219        0.28       139,829        623         77.87
New Jersey                                      123         28,058,074        1.99       228,114        628         82.14
New Mexico                                       38          5,845,060        0.42       153,817        631         84.26
New York                                        234         62,421,085        4.44       266,757        637         82.51
North Carolina                                  164         19,482,417        1.38       118,795        609         85.55
North Dakota                                     5            430,346         0.03        86,069        611         87.88
Ohio                                            383         43,113,692        3.06       112,568        611         86.66
Oklahoma                                         60          6,024,815        0.43       100,414        610         82.80
Oregon                                           97         19,000,595        1.35       195,882        645         83.39
Pennsylvania                                    200         24,891,792        1.77       124,459        617         82.74
Rhode Island                                     25          5,476,209        0.39       219,048        611         78.70
South Carolina                                  101         12,508,131        0.89       123,843        617         84.15
South Dakota                                     2            152,407         0.01        76,203        635         81.36
Tennessee                                       277         31,661,444        2.25       114,301        614         83.14
Texas                                           411         50,539,073        3.59       122,966        623         82.66
Utah                                             81         11,655,163        0.83       143,891        624         83.79
Vermont                                          23          2,898,641        0.21       126,028        600         74.37
Virginia                                        264         41,372,527        2.94       156,714        612         79.41
Washington                                      262         54,451,378        3.87       207,830        638         83.83
West Virginia                                    15          1,497,857        0.11        99,857        582         81.82
Wisconsin                                       229         29,954,888        2.13       130,807        608         84.86
Wyoming                                          13          1,506,183        0.11       115,860        626         82.10
TOTAL:                                         8,333      $1,406,958,957     100.00%     $168,842       625        82.56%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                        MORTGAGE LOAN PURPOSE OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
LOAN PURPOSE                                   LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Equity Refinance                               3,818       $682,823,848      48.53%      $178,843       611        81.14%
Purchase                                       3,484        570,733,577       40.57      163,816        645         84.57
Rate/Term Refinance                            1,031        153,401,532       10.90      148,789        617         81.43
TOTAL:                                         8,333      $1,406,958,957     100.00%     $168,842       625        82.56%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                  MORTGAGE LOAN DOCUMENTATION TYPES OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
DOCUMENTATION TYPE                             LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Full Documentation                             5,387       $824,686,361      58.61%      $153,088       613        83.11%
Reduced Documentation                          2,946        582,272,596       41.39      197,649        644         81.79
TOTAL:                                         8,333      $1,406,958,957     100.00%     $168,842       625        82.56%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                           OCCUPANCY TYPE OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
OCCUPANCY TYPE                                 LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Primary Residence                              7,992      $1,357,156,279     96.46%      $169,814       625        82.66%
Non-Owner Occupied                              243         32,607,023        2.32       134,185        644         77.24
Second/Vacation                                  98         17,195,655        1.22       175,466        645         85.12
TOTAL:                                         8,333      $1,406,958,957     100.00%     $168,842       625        82.56%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                      MORTGAGED PROPERTY TYPES OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
PROPERTY TYPE                                  LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
2-4 Family                                      268         $54,508,060       3.87%      $203,388       643        79.45%
Attached PUD                                    136         23,555,807        1.67       173,204        624         82.25
Condominium High-Rise (more than 8
stories)                                         3            797,067         0.06       265,689        629         86.01
Condominium Low-Rise (less than 5 stories)      399         63,377,050        4.50       158,840        643         83.66
Condominium Mid-Rise (5 to 8 stories)            8           1,272,138        0.09       159,017        622         87.45
Detached PUD                                    972         196,351,928       13.96      202,008        628         83.58
Single-family Detached                         6,472       1,056,881,912      75.12      163,301        623         82.47
Townhouse/Rowhouse                               75         10,214,995        0.73       136,200        602         81.96
TOTAL:                                         8,333      $1,406,958,957     100.00%     $168,842       625        82.56%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            CREDIT GRADES OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
AGGREGATE CREDIT GRADE                         LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
A4                                             4,056       $719,393,894      51.13%      $177,365       628        82.95%
A5                                             3,074        480,204,047       34.13      156,215        635         83.17
AM                                              337         58,477,022        4.16       173,522        589         78.29
AX                                              641         112,123,127       7.97       174,919        599         82.28
B                                               106         17,449,251        1.24       164,616        578         74.44
C                                               110         17,644,677        1.25       160,406        584         75.07
CM                                               9           1,666,939        0.12       185,215        551         74.24
TOTAL:                                         8,333      $1,406,958,957     100.00%     $168,842       625        82.56%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                      PREPAYMENT PENALTY TERMS OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
PREPAYMENT PENALTY TERM                        LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
None                                           2,237       $349,180,802      24.82%      $156,093       621        82.67%
12 Months                                       428         100,019,630       7.11       233,691        635         83.03
24 Months                                      3,031        544,179,496       38.68      179,538        624         83.25
36 Months                                      2,583        406,748,756       28.91      157,471        629         81.38
60 Months                                        19          2,106,964        0.15       110,893        619         81.68
Other                                            35          4,723,309        0.34       134,952        625         86.70
TOTAL:                                         8,333      $1,406,958,957     100.00%     $168,842       625        82.56%

* Other means not None, 12, 24, 36, or 60 months and not more than 60 months.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                         INTEREST ONLY TERMS OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
INTEREST ONLY TERM                             LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
None                                           7,729      $1,245,706,160     88.54%      $161,173       621        82.77%
24 Months                                        20          5,085,665        0.36       254,283        653         79.23
36 Months                                        6           2,047,220        0.15       341,203        665         80.87
60 Months                                       563         150,681,495       10.71      267,640        656         80.95
120 Months                                       15          3,438,417        0.24       229,228        655         83.26
TOTAL:                                         8,333      $1,406,958,957     100.00%     $168,842       625        82.56%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            NOTE MARGINS OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
NOTE MARGIN (%)                                LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Fixed Rate Mortgage                            3,123       $369,875,619      26.29%      $118,436       629        81.38%
2.000 to 2.499                                   1            180,400         0.01       180,400        725         79.00
2.500 to 2.999                                   6           1,039,240        0.07       173,207        611         74.38
3.000 to 3.499                                   13          2,111,360        0.15       162,412        615         62.56
3.500 to 3.999                                   32          6,053,463        0.43       189,171        625         73.19
4.000 to 4.499                                  113         22,352,454        1.59       197,809        619         74.95
4.500 to 4.999                                  232         44,244,518        3.14       190,709        620         78.46
5.000 to 5.499                                  453         83,991,960        5.97       185,413        619         81.53
5.500 to 5.999                                  789         165,329,506       11.75      209,543        634         83.24
6.000 to 6.499                                  960         205,580,909       14.61      214,147        631         82.28
6.500 to 6.999                                  993         205,185,097       14.58      206,632        629         83.57
7.000 to 7.499                                  632         115,249,106       8.19       182,356        620         83.50
7.500 to 7.999                                  729         144,049,002       10.24      197,598        610         85.32
8.000 to 8.499                                  179         30,751,564        2.19       171,796        601         87.07
8.500 to 8.999                                   54          8,715,407        0.62       161,396        606         90.74
9.000 to 9.499                                   12          1,126,297        0.08        93,858        600         87.03
9.500 to 9.999                                   9            884,958         0.06        98,329        589         83.92
10.000 to 10.499                                 2            160,145         0.01        80,072        612         93.24
10.500 to 10.999                                 1            77,953          0.01        77,953        623         74.00
TOTAL:                                         8,333      $1,406,958,957     100.00%     $168,842       625        82.56%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 6.4432% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                       MAXIMUM MORTGAGE RATES OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
MAXIMUM MORTGAGE RATE (%)                      LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Fixed Rate Mortgage                            3,123       $369,875,619      26.29%      $118,436       629        81.38%
11.000 to 11.999                                 3            809,937         0.06       269,979        672         71.33
12.000 to 12.999                                255         72,324,411        5.14       283,625        672         78.21
13.000 to 13.999                                998         236,589,205       16.82      237,063        643         79.49
14.000 to 14.999                               1,826        364,660,239       25.92      199,704        623         83.53
15.000 to 15.999                               1,452        259,982,506       18.48      179,051        607         85.49
16.000 to 16.999                                557         86,161,413        6.12       154,688        593         86.16
17.000 to 17.999                                112         15,644,710        1.11       139,685        593         86.41
18.000 to 18.999                                 7            910,917         0.06       130,131        570         85.75
TOTAL:                                         8,333      $1,406,958,957     100.00%     $168,842       625        82.56%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.6447% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                         MINIMUM MORTGAGE RATES OF THE AGGREGATE LOANS
                                                                                                                       WEIGHTED
                                                                                  % OF        AVERAGE      WEIGHTED    AVERAGE
                                                NUMBER OF       PRINCIPAL       PRINCIPAL    PRINCIPAL     AVERAGE     ORIGINAL
MINIMUM MORTGAGE RATE (%)                         LOANS          BALANCE         BALANCE      BALANCE    CREDIT SCORE     LTV
--------------------------------------------- -------------- ----------------- ------------ ------------ ------------- ----------
Fixed Rate Mortgage                               3,123        $369,875,619      26.29%      $118,436        629        81.38%
2.000 to 2.999                                      4            705,577          0.05        176,394        590         83.90
3.000 to 3.999                                     33           6,067,553         0.43        183,865        629         70.10
4.000 to 4.999                                     234          42,796,770        3.04        182,892        614         77.53
5.000 to 5.999                                     503          90,617,297        6.44        180,154        609         83.08
6.000 to 6.999                                     579         125,541,859        8.92        216,825        644         81.47
7.000 to 7.999                                    1,092        253,821,380        18.04       232,437        646         81.13
8.000 to 8.999                                    1,448        297,731,999        21.16       205,616        623         83.96
9.000 to 9.999                                     925         164,470,756        11.69       177,806        601         86.08
10.000 to 10.999                                   343          50,110,461        3.56        146,095        590         85.77
11.000 to 11.999                                   48           5,161,214         0.37        107,525        591         87.00
12.000 to 12.999                                    1             58,471          0.00        58,471         553         90.00
TOTAL:                                            8,333       $1,406,958,957     100.00%     $168,842        625        82.56%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately
7.8663% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                   NEXT INTEREST RATE ADJUSTMENT DATE OF THE AGGREGATE LOANS
                                                                                                           WEIGHTED    WEIGHTED
                                                                                  % OF        AVERAGE       AVERAGE    AVERAGE
                                                NUMBER OF       PRINCIPAL       PRINCIPAL    PRINCIPAL      CREDIT     ORIGINAL
NEXT INTEREST ADJUSTMENT DATE                     LOANS          BALANCE         BALANCE      BALANCE        SCORE        LTV
---------------------------------------------- ------------- ----------------- ------------ ------------- ------------ ----------
Fixed-Rate Mortgage Loans                         3,123        $369,875,619      26.29%       $118,436        629       81.38%
May 2007                                            1             75,188          0.01         75,188         529        80.00
June 2007                                           1            423,940          0.03        423,940         612        80.00
July 2007                                           1            218,130          0.02        218,130         609        80.00
November 2007                                       3            279,179          0.02         93,060         614        77.39
December 2007                                       1             57,016          0.00         57,016         594        75.00
January 2008                                        2            210,796          0.01        105,398         586        87.64
Februaty 2008                                       3            363,582          0.03        121,194         670        84.48
April 2008                                          6           1,065,863         0.08        177,644         584        83.13
May 2008                                            13          3,162,104         0.22        243,239         629        90.59
June 2008                                           83          16,300,340        1.16        196,390         621        83.54
July 2008                                          235          47,622,043        3.38        202,647         614        85.30
August 2008                                       1,026        207,160,262        14.72       201,911         622        84.10
October 2008                                      2,091        427,542,584        30.39       204,468         627        81.97
October 2008                                       338          54,101,275        3.85        160,063         607        80.54
April 2009                                          1            144,382          0.01        144,382         611        74.00
May 2009                                            11          1,527,831         0.11        138,894         619        79.99
June 2009                                           20          3,785,243         0.27        189,262         600        88.88
July 2009                                          103          19,241,254        1.37        186,808         622        88.93
August 2009                                        424          85,695,927        6.09        202,113         622        84.08
October 2009                                       665         134,272,322        9.54        201,913         630        83.16
October 2009                                       104          17,161,831        1.22        165,018         610        82.26
July 2010                                           1             89,808          0.01         89,808         593        70.00
June 2011                                           2            248,909          0.02        124,454         597        85.06
July 2011                                           4            780,205          0.06        195,051         618        89.42
August 2011                                         21          4,198,172         0.30        199,913         623        85.96
October 2011                                        47          10,761,045        0.76        228,958         664        77.02
October 2011                                        2            470,375          0.03        235,188         635        95.99
October 2013                                        1            123,733          0.01        123,733         646        75.00
TOTAL:                                            8,333       $1,406,958,957     100.00%      $168,842        625       82.56%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 26 months.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                    BACK-END DEBT TO INCOME RATIO OF THE AGGREGATE LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
DEBT TO INCOME                                 LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
N/A                                             233         $29,092,389       2.07%      $124,860       616        78.85%
0.01 - 20.00                                    305         39,193,345        2.79       128,503        624         80.94
20.01 - 25.00                                   347         43,054,066        3.06       124,075        619         80.18
25.01 - 30.00                                   523         77,375,402        5.50       147,945        622         81.22
30.01 - 35.00                                   814         123,496,298       8.78       151,715        621         81.63
35.01 - 40.00                                  1,164        180,661,744       12.84      155,208        624         81.36
40.01 - 45.00                                  1,624        281,949,512       20.04      173,614        627         82.81
45.01 - 50.00                                  2,458        470,217,693       33.42      191,301        630         83.31
50.01 - 55.00                                   853         159,735,115       11.35      187,263        619         84.22
55.01 >=                                         12          2,183,393        0.16       181,949        607         92.68
TOTAL:                                         8,333      $1,406,958,957     100.00%     $168,842       625        82.56%

As of the cut-off date, the non-zero weighted average debt-to-income ratio of the mortgage loans will be approximately
42.23%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

GROUP 1 COLLATERAL SUMMARY
THE MORTGAGE LOAN CHARACTERISTICS ARE APPROXIMATE AND ARE SUBJECT TO A +/- 10% VARIANCE.

SUMMARY                                                                    TOTAL                   MINIMUM      MAXIMUM
Group 1 Current Principal Balance                                     $1,183,078,284
Number of Mortgage Loans                                                   6,967

Average Current Principal Balance                                        $169,812                   $9,993     $1,002,152
Weighted Average Original Loan-to-Value                                   82.37%                    6.00%       100.00%
Weighted Average Mortgage Rate                                            8.5123%                   5.650%      14.125%
Weighted Average Net Mortgage Rate                                        8.0123%                  5.1500%      13.625%
Weighted Average Note Margin                                              6.4415%                  2.6000%      10.575%
Weighted Average Maximum Mortgage Rate                                   14.5691%                  11.660%      18.720%
Weighted Average Minimum Mortgage Rate                                    7.7710%                   2.625%      12.720%
Weighted Average Term to Next Rate Adjustment Date
(months)                                                                    26                        7            83
Weighted Average Remaining Term to Stated Maturity
(months)                                                                    354                      118          360
Weighted Average Credit Score                                               628                      452          816

Weighted Average reflected in Total
                                                                                                  PERCENT OF CUT-OFF DATE
                                                           RANGE                                  PRINCIPAL BALANCE
Product Type                                               Hybrid ARM                               72.67%
                                                           Fixed                                    27.33%

Lien                                                       First                                    95.94%
                                                           Second                                   4.06%

Property Type                                              Single-family detached                   74.79%
                                                           Planned Unit Development (attached)      1.59%
                                                           Planned Unit Development (detached)      14.35%
                                                           Condominium Low-Rise (less than 5
                                                           stories)                                 4.46%
                                                           Condominium Mid-Rise (5 to 8 stories)    0.09%
                                                           Condominium High-Rise (more than 8
                                                           stories)                                 0.04%
                                                           Townhouse / Rowhouse                     0.63%
                                                           Manufactured Home                        0.00%
                                                           2-4 Family                               4.04%

Occupancy Status                                           Primary Residence                        96.73%
                                                           Non-Owner Occupied                       2.44%
                                                           Investor                                 0.83%

Documentation Type                                         Full Documentation                       58.19%
                                                           Reduced Documentation                    41.81%

Loans with Prepayment penalties                                                                     76.11%

Interest Only Percentage                                                                            11.73%

                                CREDIT SCORE DISTRIBUTION OF THE GROUP 1 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
CREDIT SCORE RANGE                             LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
1 - 499                                          2           $421,764         0.04%      $210,882       460        86.23%
500 - 519                                        95         13,839,111        1.17       145,675        510         71.56
520 - 539                                       216         30,766,085         2.6       142,436        530         74.40
540 - 559                                       410         58,881,048        4.98       143,612        550         78.20
560 - 579                                       562         88,006,180        7.44       156,595        570         80.99
580 - 599                                      1,075        163,522,532       13.82      152,114        590         84.46
600 - 619                                      1,172        194,486,637       16.44      165,944        609         83.17
620 - 639                                       966         161,730,687       13.67      167,423        629         83.39
640 - 659                                       975         180,717,746       15.28      185,352        649         83.49
660 - 679                                       616         112,309,090       9.49       182,320        668         83.13
680 - 699                                       359         68,339,858        5.78       190,362        688         82.36
700 - 719                                       211         48,816,276        4.13       231,357        709         80.39
720 - 739                                       119         24,843,080         2.1       208,765        728         81.31
740 - 759                                        85         18,702,332        1.58       220,027        749         79.85
760 or greater                                  102         17,507,590        1.48       171,643        780         81.10
SUBTOTAL:                                      6,965      $1,182,890,018     100.00%     $169,833       628        82.37%
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
No Credit Score                                  2           $188,266         0.02%      $94,133         0         77.40%
TOTAL:                                         6,967      $1,183,078,284     100.00%     $169,812       628        82.37%

As of the cut-off date, the weighted average credit score of the mortgage loans will be approximately 628.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                               ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                            % OF          AVERAGE      AVERAGE    AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT     ORIGINAL
ORIGINAL MORTGAGE LOAN BALANCE ($)             LOANS          BALANCE        BALANCE      BALANCE       SCORE        LTV
------------------------------------------- ------------- ----------------- ----------- ------------ ------------ -----------
100,000 or less                                2,276        $154,055,288      13.02%      $67,687        616        83.25%
100,001 - 200,000                              2,752        395,899,023       33.46       143,859        620        81.94
200,001 - 300,000                              1,050        255,418,376       21.59       243,256        626        81.93
300,001 - 400,000                               480         167,016,032       14.12       347,950        637        82.36
400,001 - 500,000                               248         111,266,936        9.4        448,657        642        82.60
500,001 - 600,000                                90          49,294,263        4.17       547,714        652        82.33
600,001 - 700,000                                45          29,389,298        2.48       653,096        647        84.92
700,001 - 800,000                                17          12,746,267        1.08       749,780        638        84.72
800,001 - 900,000                                6           5,134,756         0.43       855,793        625        86.68
900,001 - 1,000,000                              2           1,855,894         0.16       927,947        681        87.48
1,000,001 >=                                     1           1,002,152         0.08      1,002,152       656        68.00
TOTAL:                                         6,967       $1,183,078,284    100.00%     $169,812        628        82.37%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $169,812.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          NET MORTGAGE RATES OF THE GROUP 1 LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                            % OF          AVERAGE      AVERAGE    AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT     ORIGINAL
NET MORTGAGE RATE (%)                          LOANS          BALANCE        BALANCE      BALANCE       SCORE        LTV
------------------------------------------- ------------- ----------------- ----------- ------------ ------------ -----------
5.000 to 5.499                                   7           $2,837,614       0.24%      $405,373        711        63.22%
5.500 to 5.999                                   48          14,078,689        1.19       293,306        660        74.29
6.000 to 6.499                                  370          94,725,813        8.01       256,016        673        75.63
6.500 to 6.999                                  473         106,717,062        9.02       225,617        654        78.22
7.000 to 7.499                                 1,031        213,825,256       18.07       207,396        639        79.78
7.500 to 7.999                                  910         165,945,066       14.03       182,357        628        80.91
8.000 to 8.499                                 1,394        246,014,428       20.79       176,481        614        83.45
8.500 to 8.999                                  742         121,333,236       10.26       163,522        603        85.13
9.000 to 9.499                                  763         106,079,189        8.97       139,029        604        87.05
9.500 to 9.999                                  329          42,788,359        3.62       130,056        601        87.13
10.000 to 10.499                                255          28,509,688        2.41       111,803        604        88.76
10.500 to 10.999                                127          11,218,584        0.95       88,335         632        93.06
11.000 to 11.499                                172          11,435,562        0.97       66,486         648        96.93
11.500 to 11.999                                156          9,430,248         0.8        60,450         636        98.45
12.000 to 12.499                                137          6,111,231         0.52       44,608         615        97.17
12.500 to 12.999                                 16           644,786          0.05       40,299         610        91.30
13.000 to 13.499                                 34          1,306,297         0.11       38,421         596        99.69
13.500 to 13.999                                 3             77,176          0.01       25,725         585        100.00
TOTAL:                                         6,967       $1,183,078,284    100.00%     $169,812        628        82.37%

As of the cut-off date, the weighted average net mortgage rate of the mortgage loans was approximately 8.0123% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          MORTGAGE RATES OF THE LOANS OF THE GROUP 1 LOANS
                                                                                   % OF        AVERAGE       WEIGHTED      WEIGHTED
                                                NUMBER OF                        PRINCIPAL    PRINCIPAL      AVERAGE       AVERAGE
MORTGAGE RATE (%)                                 LOANS      PRINCIPAL BALANCE    BALANCE      BALANCE     CREDIT SCORE  ORIGINAL LTV
---------------------------------------------- ------------- ------------------ ------------ ------------- ------------- -------------
5.500 to 5.999                                      7           $2,837,614         0.24%       $405,373        711          63.22%
6.000 to 6.499                                      48          14,078,689         1.19        293,306         660          74.29
6.500 to 6.999                                     369          94,668,797           8         256,555         673          75.63
7.000 to 7.499                                     474          106,774,078        9.03        225,262         654          78.22
7.500 to 7.999                                    1,032         214,011,403        18.09       207,375         639          79.78
8.000 to 8.499                                     910          165,837,371        14.02       182,239         628          80.92
8.500 to 8.999                                    1,393         245,935,977        20.79       176,551         614          83.45
9.000 to 9.499                                     742          121,333,236        10.26       163,522         603          85.13
9.500 to 9.999                                     763          106,079,189        8.97        139,029         604          87.05
10.000 to 10.499                                   329          42,788,359         3.62        130,056         601          87.13
10.500 to 10.999                                   255          28,509,688         2.41        111,803         604          88.76
11.000 to 11.499                                   126          11,195,657         0.95         88,854         632          93.04
11.500 to 11.999                                   171          11,394,530         0.96         66,635         648          96.92
12.000 to 12.499                                   155           9,369,841         0.79         60,451         637          98.48
12.500 to 12.999                                   140           6,235,596         0.53         44,540         615          97.17
13.000 to 13.499                                    16            644,786          0.05         40,299         610          91.30
13.500 to 13.999                                    34           1,306,297         0.11         38,421         596          99.69
14.000 to 14.499                                    3             77,176           0.01         25,725         585          100.00
TOTAL:                                            6,967       $1,183,078,284      100.00%      $169,812        628          82.37%

As of the cut-off date, the weighted average mortgage rate of the mortgage loans will be approximately 8.5123% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 LOANS
                                                                                   % OF        AVERAGE       WEIGHTED      WEIGHTED
                                                NUMBER OF                        PRINCIPAL    PRINCIPAL      AVERAGE       AVERAGE
ORIGINAL LTV RATIO (%)                            LOANS      PRINCIPAL BALANCE    BALANCE      BALANCE     CREDIT SCORE  ORIGINAL LTV
---------------------------------------------- ------------- ------------------ ------------ ------------- ------------- -------------
0.01 to 50.00                                      240          $29,579,593        2.50%       $123,248        615          41.52%
50.01 to 55.00                                      73          10,929,152         0.92        149,714         593          53.32
55.01 to 60.00                                     128          19,769,650         1.67        154,450         608          58.30
60.01 to 65.00                                     189          30,191,969         2.55        159,746         603          63.47
65.01 to 70.00                                     230          38,388,987         3.24        166,909         603          68.93
70.01 to 75.00                                     443          82,944,014         7.01        187,233         628          74.31
75.01 to 80.00                                    2,283         455,762,058        38.52       199,633         644          79.83
80.01 to 85.00                                     557          94,610,366           8         169,857         598          84.39
85.01 to 90.00                                    1,070         186,425,668        15.76       174,230         612          89.62
90.01 to 95.00                                     770          142,764,197        12.07       185,408         621          94.73
95.01 to 100.00                                    984          91,712,629         7.75         93,204         646          99.87
TOTAL:                                            6,967       $1,183,078,284      100.00%      $169,812        628          82.37%

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 82.37%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                 PRODUCT TYPES OF THE GROUP 1 LOANS
                                                                                   % OF        AVERAGE       WEIGHTED      WEIGHTED
                                                NUMBER OF                        PRINCIPAL    PRINCIPAL      AVERAGE       AVERAGE
PRODUCT TYPE                                      LOANS      PRINCIPAL BALANCE    BALANCE      BALANCE     CREDIT SCORE  ORIGINAL LTV
---------------------------------------------- ------------- ------------------ ------------ ------------- ------------- -------------
2-Year Hybrid                                     1,802        $289,287,041       24.45%       $160,537        609          82.41%
2-Year Hybrid 40/30 Balloon                        566          142,728,408        12.06       252,170         623          83.54
2-Year Hybrid 40/30 Step Amort                      4            1,456,364         0.12        364,091         627          96.55
2-Year Hybrid 45/30 Balloon                        364          92,856,756         7.85        255,101         650          83.13
2-Year Hybrid 50/30 Balloon                         39           9,840,275         0.83        252,315         656           80.1
2-Year Hybrid Interest Only                        325          92,979,199         7.86        286,090         661          80.58
3-Year Hybrid                                      482          77,142,157         6.52        160,046         607          80.98
3-Year Hybrid 40/30 Balloon                        210          53,186,684          4.5        253,270         628          88.36
3-Year Hybrid 40/30 Step Amort                      1             174,887          0.01        174,887         665           100
3-Year Hybrid 45/30 Balloon                        244          47,498,703         4.01        194,667         637          83.95
3-Year Hybrid 50/30 Balloon                         20           4,032,487         0.34        201,624         638          81.41
3-Year Hybrid Interest Only                        127          33,971,948         2.87        267,496         649            82
4-Year Hybrid                                       1             89,808           0.01         89,808         593            70
5-Year Hybrid                                       16           2,588,641         0.22        161,790         627          83.84
5-Year Hybrid 40/30 Balloon                         17           4,448,027         0.38        261,649         627          82.44
5-Year Hybrid 40/30 Step Amort                      1             125,234          0.01        125,234         597            95
5-Year Hybrid 45/30 Balloon                         12           2,541,091         0.21        211,758         672          81.45
5-Year Hybrid 50/30 Balloon                         3             414,616          0.04        138,205         575          79.63
5-Year Hybrid Interest Only                         17           4,310,904         0.36        253,583         695          75.43
7-Year Hybrid 45/30 Balloon                         1             123,733          0.01        123,733         646            75
Fixed Rate Mortgage                               1,894         228,739,950        19.33       120,771         626           79.2
Fixed Rate Mortgage 30/15 Balloon                  362          20,872,299         1.76         57,658         659          98.71
Fixed Rate Mortgage 40/30 Balloon                  222          32,431,052         2.74        146,086         642           83.6
Fixed Rate Mortgage 45/30 Balloon                  183          29,847,936         2.52        163,103         611          84.01
Fixed Rate Mortgage 50/30 Balloon                   21           3,843,407         0.32        183,019         642           74.5
Fixed Rate Mortgage Interest Only                   33           7,546,676         0.64        228,687         653          82.21
TOTAL:                                            6,967       $1,183,078,284      100.00%      $169,812        628          82.37%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                          GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP 1 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
STATE                                          LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Alabama                                         116         $14,235,308       1.20%      $122,718       600        83.19%
Alaska                                           6            889,013         0.08       148,169        637         83.21
Arizona                                         264         49,376,215        4.17       187,031        631         80.80
Arkansas                                         38          3,550,511         0.3        93,435        604         84.41
California                                      808         238,472,626       20.16      295,139        652         80.65
Colorado                                        192         30,595,767        2.59       159,353        630         84.63
Connecticut                                      57         11,532,759        0.97       202,329        596         80.39
Delaware                                         12          1,808,571        0.15       150,714        604         83.08
District of Columbia                             5           1,159,469         0.1       231,894        570         66.04
Florida                                         808         143,097,247       12.1       177,101        621         80.75
Georgia                                         239         34,194,172        2.89       143,072        614         86.50
Hawaii                                           15          5,216,888        0.44       347,793        633         77.30
Idaho                                            60          8,688,804        0.73       144,813        616         84.39
Illinois                                        194         37,280,637        3.15       192,168        621         84.02
Indiana                                         122         12,224,104        1.03       100,198        602         85.81
Iowa                                             24          2,258,613        0.19        94,109        597         85.14
Kansas                                           53          5,665,036        0.48       106,887        611         84.91
Kentucky                                         81          7,368,448        0.62        90,969        608         85.13
Louisiana                                       131         15,127,040        1.28       115,474        602         84.86
Maine                                            27          3,129,121        0.26       115,893        620         77.91
Maryland                                        159         35,901,059        3.03       225,793        627         80.13
Massachusetts                                    74         16,600,085         1.4       224,325        626         79.57
Michigan                                        405         47,410,830        4.01       117,064        619         84.54
Minnesota                                       119         20,287,008        1.71       170,479        620         83.99
Mississippi                                      64          7,159,282        0.61       111,864        608         87.03
Missouri                                        181         18,268,381        1.54       100,930        603         84.52
Montana                                          7            671,550         0.06        95,936        665         73.29
Nebraska                                         43          3,780,567        0.32        87,920        617         85.57
Nevada                                           96         20,404,793        1.72       212,550        621         82.83
New Hampshire                                    24          3,728,047        0.32       155,335        622         76.76
New Jersey                                       95         21,886,931        1.85       230,389        631         82.92
New Mexico                                       24          3,641,005        0.31       151,709        636         84.95
New York                                        192         52,475,312        4.44       273,309        642         83.40
North Carolina                                  111         12,710,679        1.07       114,511        613         85.49
North Dakota                                     4            399,157         0.03        99,789        608         86.94
Ohio                                            342         38,212,427        3.23       111,732        612         86.86
Oklahoma                                         58          5,730,611        0.48        98,804        611         84.19
Oregon                                           91         17,783,031         1.5       195,418        645         83.48
Pennsylvania                                    182         22,475,925         1.9       123,494        619         83.15
Rhode Island                                     19          3,956,543        0.33       208,239        613         74.58
South Carolina                                   82         10,019,285        0.85       122,186        622         83.85
South Dakota                                     2            152,407         0.01        76,203        635         81.36
Tennessee                                       225         26,023,435         2.2       115,660        614         82.71
Texas                                           386         47,680,145        4.03       123,524        623         82.79
Utah                                             71         10,583,631        0.89       149,065        625         83.19
Vermont                                          22          2,853,277        0.24       129,694        600         73.96
Virginia                                        230         35,614,399        3.01       154,845        612         78.86
Washington                                      236         49,996,076        4.23       211,848        638         83.58
West Virginia                                    13          1,317,438        0.11       101,341        586         80.53
Wisconsin                                       145         17,978,436        1.52       123,989        609         83.80
Wyoming                                          13          1,506,183        0.13       115,860        626         82.10
TOTAL:                                         6,967      $1,183,078,284     100.00%     $169,812       628        82.37%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                         MORTGAGE LOAN PURPOSE OF THE GROUP 1 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
LOAN PURPOSE                                   LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Purchase                                       3,198       $536,252,218      45.33%      $167,684       646        84.41%
Equity Refinance                               2,994        533,331,587       45.08      178,133        612         80.74
Rate/Term Refinance                             775         113,494,478       9.59       146,444        616         80.39
TOTAL:                                         6,967      $1,183,078,284     100.00%     $169,812       628        82.37%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                   MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP 1 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
DOCUMENTATION TYPE                             LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Full Documentation                             4,503       $688,485,331      58.19%      $152,895       614        82.78%
Reduced Documentation                          2,464        494,592,952       41.81      200,728        647         81.80
TOTAL:                                         6,967      $1,183,078,284     100.00%     $169,812       628        82.37%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            OCCUPANCY TYPE OF THE GROUP 1 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
OCCUPANCY TYPE                                 LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Primary Residence                              6,685      $1,144,336,060     96.73%      $171,180       627        82.49%
Non-Owner Occupied                              221         28,915,443        2.44       130,839        645         76.91
Second/Vacation                                  61          9,826,781        0.83       161,095        651         84.12
TOTAL:                                         6,967      $1,183,078,284     100.00%     $169,812       628        82.37%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                       MORTGAGED PROPERTY TYPES OF THE GROUP 1 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
PROPERTY TYPE                                  LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
2-4 Family                                      233         $47,795,771       4.04%      $205,132       646        79.20%
Attached PUD                                    109         18,852,278        1.59       172,957        626         82.44
Condominium High-Rise (more than 8
stories)                                         2            479,038         0.04       239,519        657         86.69
Condominium Low-Rise (less than 5 stories)      329         52,744,391        4.46       160,317        642         83.64
Condominium Mid-Rise (5 to 8 stories)            7           1,107,182        0.09       158,169        624         90.20
Detached PUD                                    840         169,748,097       14.35      202,081        629         83.47
Single-family Detached                         5,390        884,860,325       74.79      164,167        625         82.24
Townhouse/Rowhouse                               57          7,491,203        0.63       131,425        611         82.10
TOTAL:                                         6,967      $1,183,078,284     100.00%     $169,812       628        82.37%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                             CREDIT GRADES OF THE GROUP 1 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
CREDIT GRADE                                   LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
A4                                             3,248       $577,783,445      48.84%      $177,889       630        82.48%
A5                                             2,745        437,913,737       37.01      159,531        638         83.15
AM                                              265         44,940,258         3.8       169,586        591         78.99
AX                                              522         92,253,005         7.8       176,730        601         81.85
B                                                87         14,237,433         1.2       163,649        576         75.59
C                                                92         14,371,114        1.21       156,208        587         75.28
CM                                               8           1,579,291        0.13       197,411        551         74.08
TOTAL:                                         6,967      $1,183,078,284     100.00%     $169,812       628        82.37%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                       PREPAYMENT PENALTY TERMS OF THE GROUP 1 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
PREPAYMENT PENALTY TERM                        LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
None                                           1,814       $282,583,451      23.89%      $155,779       623        82.56%
12 Months                                       363         87,047,215        7.36       239,799        638         83.10
24 Months                                      2,495        454,115,487       38.38      182,010        627         83.01
36 Months                                      2,247        353,553,759       29.88      157,345        629         81.17
60 Months                                        19          2,106,964        0.18       110,893        619         81.68
Other                                            29          3,671,408        0.31       126,600        630         86.26
TOTAL:                                         6,967      $1,183,078,284     100.00%     $169,812       628        82.37%

* Other means not None, 12, 24, 36, or 60 months and not more than 60 months.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          INTEREST ONLY TERMS OF THE GROUP 1 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
INTEREST ONLY TERM                             LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
None                                           6,465      $1,044,269,556     88.27%      $161,527       623        82.57%
24 Months                                        13          3,280,940        0.28       252,380        631         81.45
36 Months                                        3            989,920         0.08       329,973        649         87.49
60 Months                                       475         132,100,451       11.17      278,106        659         80.74
120 Months                                       11          2,437,417        0.21       221,583        657         83.62
TOTAL:                                         6,967      $1,183,078,284     100.00%     $169,812       628        82.37%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                             NOTE MARGINS OF THE GROUP 1 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
NOTE MARGIN (%)                                LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Fixed Rate Mortgage                            2,715       $323,281,320      27.33%      $119,072       629        81.36%
2.500 to 2.999                                   6           1,039,240        0.09       173,207        611         74.38
3.000 to 3.499                                   13          2,111,360        0.18       162,412        615         62.56
3.500 to 3.999                                   28          5,478,277        0.46       195,653        624         72.97
4.000 to 4.499                                  106         20,826,868        1.76       196,480        618         74.7
4.500 to 4.999                                  197         37,416,144        3.16       189,930        620         78.36
5.000 to 5.499                                  352         65,390,026        5.53       185,767        620         81.79
5.500 to 5.999                                  653         141,828,939       11.99      217,196        638          83
6.000 to 6.499                                  753         164,896,508       13.94      218,986        635         81.84
6.500 to 6.999                                  799         168,709,445       14.26      211,151        633         83.25
7.000 to 7.499                                  518         93,757,578        7.92       180,999        624         83.19
7.500 to 7.999                                  601         121,731,956       10.29      202,549        613         85.12
8.000 to 8.499                                  153         26,478,528        2.24       173,062        603         87.68
8.500 to 8.999                                   49          7,882,742        0.67       160,872        609         90.25
9.000 to 9.499                                   12          1,126,297         0.1        93,858        600         87.03
9.500 to 9.999                                   9            884,958         0.07        98,329        589         83.92
10.000 to 10.499                                 2            160,145         0.01        80,072        612         93.24
10.500 to 10.999                                 1            77,953          0.01        77,953        623          74
TOTAL:                                         6,967      $1,183,078,284     100.00%     $169,812       628        82.37%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 6.4415% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                        MAXIMUM MORTGAGE RATES OF THE GROUP 1 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
MAXIMUM MORTGAGE RATE (%)                      LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Fixed Rate Mortgage                            2,715       $323,281,320      27.33%      $119,072       629        81.36%
11.000 to 11.999                                 3            809,937         0.07       269,979        672         71.33
12.000 to 12.999                                238         67,898,681        5.74       285,289        673         78.15
13.000 to 13.999                                888         212,751,766       17.98      239,585        645         79.42
14.000 to 14.999                               1,483        298,414,399       25.22      201,223        625         83.5
15.000 to 15.999                               1,134        202,096,867       17.08      178,216        608         85.32
16.000 to 16.999                                415         65,004,456        5.49       156,637        596         86.42
17.000 to 17.999                                 86         12,247,926        1.04       142,418        597         86.51
18.000 to 18.999                                 5            572,931         0.05       114,586        572         82.17
TOTAL:                                         6,967      $1,183,078,284     100.00%     $169,812       628        82.37%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.5691% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          MINIMUM MORTGAGE RATES OF THE GROUP 1 LOANS
                                                                                                                       WEIGHTED
                                                                                  % OF        AVERAGE      WEIGHTED    AVERAGE
                                                NUMBER OF       PRINCIPAL       PRINCIPAL    PRINCIPAL     AVERAGE     ORIGINAL
MINIMUM MORTGAGE RATE (%)                         LOANS          BALANCE         BALANCE      BALANCE    CREDIT SCORE     LTV
--------------------------------------------- -------------- ----------------- ------------ ------------ ------------- ----------
Fixed Rate Mortgage                               2,715        $323,281,320      27.33%      $119,072        629        81.36%
2.000 to 2.999                                      4            705,577          0.06        176,394        590         83.9
3.000 to 3.999                                     30           5,601,886         0.47        186,730        628         69.78
4.000 to 4.999                                     215          39,140,094        3.31        182,047        613         77.06
5.000 to 5.999                                     448          80,906,659        6.84        180,595        611         82.77
6.000 to 6.999                                     517         113,478,483        9.59        219,494        645         81.32
7.000 to 7.999                                     904         215,563,071        18.22       238,455        648         81.1
8.000 to 8.999                                    1,139        238,057,084        20.12       209,005        625         83.71
9.000 to 9.999                                     697         123,894,766        10.47       177,754        603         86.33
10.000 to 10.999                                   263          38,618,803        3.26        146,840        594         85.92
11.000 to 11.999                                   34           3,772,070         0.32        110,943        596         86.16
12.000 to 12.999                                    1             58,471            0         58,471         553          90
TOTAL:                                            6,967       $1,183,078,284     100.00%     $169,812        628        82.37%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately
7.7710% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                    NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP 1 LOANS
                                                                                                           WEIGHTED    WEIGHTED
                                                                                  % OF        AVERAGE       AVERAGE    AVERAGE
                                                NUMBER OF       PRINCIPAL       PRINCIPAL    PRINCIPAL      CREDIT     ORIGINAL
NEXT INTEREST ADJUSTMENT DATE                     LOANS          BALANCE         BALANCE      BALANCE        SCORE        LTV
---------------------------------------------- ------------- ----------------- ------------ ------------- ------------ ----------
Fixed-Rate Mortgage Loans                         2,715        $323,281,320      27.33%       $119,072        629       81.36%
May 2007                                            1             75,188          0.01         75,188         529         80
June 2007                                           1            423,940          0.04        423,940         612         80
July 2007                                           1            218,130          0.02        218,130         609         80
November 2007                                       3            279,179          0.02         93,060         614        77.39
December 2007                                       1             57,016            0          57,016         594         75
January 2008                                        2            210,796          0.02        105,398         586        87.64
February 2008                                       3            363,582          0.03        121,194         670        84.48
April 2008                                          5            944,781          0.08        188,956         587        82.25
May 2008                                            11          2,671,401         0.23        242,855         630        89.08
June 2008                                           60          12,117,341        1.02        201,956         630        82.83
July 2008                                          186          38,736,654        3.27        208,262         616        84.94
August 2008                                        832         171,306,742        14.48       205,898         626        84.23
October 2008                                      1,691        353,136,108        29.85       208,833         631        81.62
October 2008                                       303          48,607,185        4.11        160,420         607        80.43
May 2009                                            8           1,133,523          0.1        141,690         618        79.5
June 2009                                           14          2,608,599         0.22        186,328         590        86.66
July 2009                                           85          14,945,863        1.26        175,834         624        87.57
August 2009                                        344          70,422,009        5.95        204,715         625        83.86
October 2009                                       535         110,843,740        9.37        207,185         630        83.15
October 2009                                        98          16,053,131        1.36        163,807         610        82.15
July 2010                                           1             89,808          0.01         89,808         593         70
June 2011                                           2            248,909          0.02        124,454         597        85.06
July 2011                                           3            443,268          0.04        147,756         642        85.17
August 2011                                         20          3,869,022         0.33        193,451         619        85.19
October 2011                                        39          9,396,939         0.79        240,947         669        77.38
October 2011                                        2            470,375          0.04        235,188         635        95.99
October 2013                                        1            123,733          0.01        123,733         646         75
                                                  6,967       $1,183,078,284     100.00%      $169,812        628       82.37%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 26 months.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                     BACK-END DEBT TO INCOME RATIO OF THE GROUP 1 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
DEBT TO INCOME                                 LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
N/A                                             232         $29,072,295       2.46%      $125,312       616        78.83%
0.01 - 20.00                                    245         32,188,894        2.72       131,383        619         81.56
20.01 - 25.00                                   304         38,328,218        3.24       126,080        620         80.31
25.01 - 30.00                                   452         66,139,511        5.59       146,326        624         81.24
30.01 - 35.00                                   692         105,381,836       8.91       152,286        623         81.47
35.01 - 40.00                                   945         145,278,079       12.28      153,733        625         81.3
40.01 - 45.00                                  1,350        237,357,353       20.06      175,820        630         82.49
45.01 - 50.00                                  2,029        394,274,537       33.33      194,320        633         83.02
50.01 - 55.00                                   708         133,281,935       11.27      188,251        622         84.09
55.01 >=                                         10          1,775,626        0.15       177,563        603          91
TOTAL:                                         6,967      $1,183,078,284     100.00%     $169,812       628        82.37%

As of the cut-off date, the non-zero weighted average debt-to-income ratio of the mortgage loans will be approximately
42.20%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

GROUP 2 COLLATERAL SUMMARY
THE MORTGAGE LOAN CHARACTERISTICS ARE APPROXIMATE AND ARE SUBJECT TO A +/- 10% VARIANCE.

SUMMARY                                                                    TOTAL                   MINIMUM      MAXIMUM
Group 2 Current Principal Balance                                      $223,880,674
Number of Mortgage Loans                                                   1,366

Average Current Principal Balance                                        $163,895                   $9,992      $415,807
Weighted Average Original Loan-to-Value                                   83.58%                    19.00%      100.00%
Weighted Average Mortgage Rate                                            8.7564%                   6.240%      13.725%
Weighted Average Net Mortgage Rate                                        8.2567%                   5.740%      13.225%
Weighted Average Note Margin                                              6.4513%                   2.461%       8.790%
Weighted Average Maximum Mortgage Rate                                   15.0114%                  12.240%      18.700%
Weighted Average Minimum Mortgage Rate                                    8.3288%                   3.775%      11.775%
Weighted Average Term to Next Rate Adjustment Date
(months)                                                                    26                        18           59
Weighted Average Remaining Term to Stated Maturity
(months)                                                                    354                      176          360
Weighted Average Credit Score                                               615                      501          812

Weighted Average reflected in Total
                                                                                                  PERCENT OF CUT-OFF DATE
                                                           RANGE                                  PRINCIPAL BALANCE
Product Type                                               Hybrid ARM                               79.19%
                                                           Fixed                                    20.81%

Lien                                                       First                                    96.93%
                                                           Second                                   3.07%

Property Type                                              Single-family detached                   76.84%
                                                           Planned Unit Development (attached)      2.10%
                                                           Planned Unit Development (detached)      11.88%
                                                           Condominium Low-Rise (less than 5
                                                           stories)                                 4.75%
                                                           Condominium Mid-Rise (5 to 8 stories)    0.07%
                                                           Condominium High-Rise (more than 8
                                                           stories)                                 0.14%
                                                           Townhouse / Rowhouse                     1.22%
                                                           Manufactured Home                        0.00%
                                                           2-4 Family                               3.00%

Occupancy Status                                           Primary Residence                        95.06%
                                                           Non-Owner Occupied                       1.65%
                                                           Investor                                 3.29%

Documentation Type                                         Full Documentation                       60.84%
                                                           Reduced Documentation                    39.16%

Loans with Prepayment penalties                                                                     70.25%

Interest Only Percentage                                                                            10.03%

                                CREDIT SCORE DISTRIBUTION OF THE GROUP 2 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
CREDIT SCORE RANGE                             LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
500 - 519                                        27         $4,076,781        1.82%      $150,992       510        69.28%
520 - 539                                        46          8,115,221        3.62       176,418        530         74.36
540 - 559                                        76         12,449,732        5.56       163,812        552         80.33
560 - 579                                       128         20,824,786        9.30       162,694        569         83.75
580 - 599                                       229         36,750,961        16.42      160,485        589         86.28
600 - 619                                       275         45,032,869        20.11      163,756        609         83.60
620 - 639                                       198         33,617,584        15.02      169,786        629         85.17
640 - 659                                       192         32,356,923        14.45      168,526        648         85.76
660 - 679                                        85         13,498,865        6.03       158,810        669         83.74
680 - 699                                        47          7,570,221        3.38       161,069        688         80.02
700 - 719                                        19          2,611,981        1.17       137,473        707         84.35
720 - 739                                        17          2,736,019        1.22       160,942        729         76.71
740 - 759                                        17          2,525,226        1.13       148,543        747         84.78
760 or greater                                   10          1,713,505        0.77       171,350        779         74.66
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
TOTAL:                                         1,366       $223,880,674      100.00%     $163,895       615        83.58%

As of the cut-off date, the weighted average credit score of the mortgage loans will be approximately 615.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                               ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                            % OF          AVERAGE      AVERAGE    AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT     ORIGINAL
ORIGINAL MORTGAGE LOAN BALANCE ($)             LOANS          BALANCE        BALANCE      BALANCE       SCORE        LTV
------------------------------------------- ------------- ----------------- ----------- ------------ ------------ -----------
100,000 or less                                 372         $23,059,139       10.30%      $61,987        617        84.77%
100,001 - 200,000                               579          84,429,078       37.71       145,819        610        82.92
200,001 - 300,000                               284          70,477,846       31.48       248,161        617        83.19
300,001 - 400,000                               119          41,024,619       18.32       344,745        619        84.83
400,001 - 500,000                                12          4,889,991         2.18       407,499        607        84.64
TOTAL:                                         1,366        $223,880,674     100.00%     $163,895        615        83.58%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $163,895.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          NET MORTGAGE RATES OF THE GROUP 2 LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                            % OF          AVERAGE      AVERAGE    AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT     ORIGINAL
NET MORTGAGE RATE (%)                          LOANS          BALANCE        BALANCE      BALANCE       SCORE        LTV
------------------------------------------- ------------- ----------------- ----------- ------------ ------------ -----------
5.500 to 5.999                                   2            $545,961        0.24%      $272,981        616        80.00%
6.000 to 6.499                                   46          11,447,974        5.11       248,869        665        76.98
6.500 to 6.999                                   75          15,143,368        6.76       201,912        652        76.49
7.000 to 7.499                                  178          35,498,120       15.86       199,428        632        80.62
7.500 to 7.999                                  153          29,364,658       13.12       191,926        616        82.32
8.000 to 8.499                                  277          51,049,445       22.80       184,294        609        85.61
8.500 to 8.999                                  175          28,496,940       12.73       162,840        601        85.67
9.000 to 9.499                                  174          27,932,734       12.48       160,533        592        85.32
9.500 to 9.999                                   80          10,005,678        4.47       125,071        588        87.99
10.000 to 10.499                                 61          6,605,805         2.95       108,292        586        83.03
10.500 to 10.999                                 40          2,224,146         0.99       55,604         610        92.06
11.000 to 11.499                                 24          2,124,431         0.95       88,518         592        87.63
11.500 to 11.999                                 25          1,101,651         0.49       44,066         615        97.62
12.000 to 12.499                                 52          2,164,520         0.97       41,625         614        97.31
12.500 to 12.999                                 2            108,776          0.05       54,388         642        100.00
13.000 to 13.499                                 2             66,466          0.03       33,233         628        98.08
TOTAL:                                         1,366        $223,880,674     100.00%     $163,895        615        83.58%

As of the cut-off date, the weighted average net mortgage rate of the mortgage loans was approximately 8.2567% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          MORTGAGE RATES OF THE LOANS OF THE GROUP 2 LOANS
                                                                                   % OF        AVERAGE       WEIGHTED      WEIGHTED
                                                NUMBER OF                        PRINCIPAL    PRINCIPAL      AVERAGE       AVERAGE
MORTGAGE RATE (%)                                 LOANS      PRINCIPAL BALANCE    BALANCE      BALANCE     CREDIT SCORE  ORIGINAL LTV
---------------------------------------------- ------------- ------------------ ------------ ------------- ------------- -------------
6.000 to 6.499                                      2            $545,961          0.24%       $272,981        616          80.00%
6.500 to 6.999                                      46          11,447,974         5.11        248,869         665          76.98
7.000 to 7.499                                      75          15,143,368         6.76        201,912         652          76.49
7.500 to 7.999                                     178          35,498,120         15.86       199,428         632          80.62
8.000 to 8.499                                     153          29,364,658         13.12       191,926         616          82.32
8.500 to 8.999                                     277          51,049,445         22.80       184,294         609          85.61
9.000 to 9.499                                     175          28,496,940         12.73       162,840         601          85.67
9.500 to 9.999                                     174          27,932,734         12.48       160,533         592          85.32
10.000 to 10.499                                    80          10,005,678         4.47        125,071         588          87.99
10.500 to 10.999                                    61           6,605,805         2.95        108,292         586          83.03
11.000 to 11.499                                    40           2,224,146         0.99         55,604         610          92.06
11.500 to 11.999                                    24           2,124,431         0.95         88,518         592          87.63
12.000 to 12.499                                    25           1,101,651         0.49         44,066         615          97.62
12.500 to 12.999                                    52           2,164,520         0.97         41,625         614          97.31
13.000 to 13.499                                    2             108,776          0.05         54,388         642          100.00
13.500 to 13.999                                    2             66,466           0.03         33,233         628          98.08
TOTAL:                                            1,366        $223,880,674       100.00%      $163,895        615          83.58%

As of the cut-off date, the weighted average mortgage rate of the mortgage loans will be approximately 8.7564% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 LOANS
                                                                                   % OF        AVERAGE       WEIGHTED      WEIGHTED
                                                NUMBER OF                        PRINCIPAL    PRINCIPAL      AVERAGE       AVERAGE
ORIGINAL LTV RATIO (%)                            LOANS      PRINCIPAL BALANCE    BALANCE      BALANCE     CREDIT SCORE  ORIGINAL LTV
---------------------------------------------- ------------- ------------------ ------------ ------------- ------------- -------------
0.01 to 50.00                                       34          $4,487,683         2.00%       $131,991        621          42.49%
50.01 to 55.00                                      15           2,420,369         1.08        161,358         597          53.42
55.01 to 60.00                                      32           5,679,555         2.54        177,486         591          58.34
60.01 to 65.00                                      37           6,989,770         3.12        188,913         580          63.69
65.01 to 70.00                                      41           7,593,243         3.39        185,201         589          68.88
70.01 to 75.00                                      50           9,530,112         4.26        190,602         619          74.09
75.01 to 80.00                                     382          64,142,331         28.65       167,912         629          79.83
80.01 to 85.00                                     115          21,727,920         9.71        188,938         596          84.55
85.01 to 90.00                                     261          48,992,679         21.88       187,711         606          89.65
90.01 to 95.00                                     195          37,089,750         16.57       190,204         620          94.84
95.01 to 100.00                                    204          15,227,261         6.80         74,643         629          99.79
TOTAL:                                            1,366        $223,880,674       100.00%      $163,895        615          83.58%

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 83.58%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                 PRODUCT TYPES OF THE GROUP 2 LOANS
                                                                                   % OF        AVERAGE       WEIGHTED      WEIGHTED
                                                NUMBER OF                        PRINCIPAL    PRINCIPAL      AVERAGE       AVERAGE
PRODUCT TYPE                                      LOANS      PRINCIPAL BALANCE    BALANCE      BALANCE     CREDIT SCORE  ORIGINAL LTV
---------------------------------------------- ------------- ------------------ ------------ ------------- ------------- -------------
2-Year Hybrid                                      467          $76,470,625       34.16%       $163,749        599          83.80%
2-Year Hybrid 40/30 Balloon                        164          36,495,988         16.30       222,537         607          84.99
2-Year Hybrid 40/30 Step Amort                      4            1,166,056         0.52        291,514         626          97.58
2-Year Hybrid 50/30 Balloon                         10           2,147,695         0.96        214,770         634          82.05
2-Year Hybrid Interest Only                         59          13,153,894         5.88        222,947         641          79.96
3-Year Hybrid                                      115          18,915,979         8.45        164,487         615          82.76
3-Year Hybrid 40/30 Balloon                         82          16,701,902         7.46        203,682         620          88.13
3-Year Hybrid 40/30 Step Amort                      3             689,894          0.31        229,965         615          96.49
3-Year Hybrid 50/30 Balloon                         7            1,288,474         0.58        184,068         612          87.29
3-Year Hybrid Interest Only                         37           8,225,676         3.67        222,316         641          82.88
5-Year Hybrid                                       4             876,618          0.39        219,154         645          77.06
5-Year Hybrid 40/30 Balloon                         5             824,424          0.37        164,885         587          80.31
5-Year Hybrid Interest Only                         1             329,150          0.15        329,150         671          95.00
Fixed Rate Mortgage                                263          33,161,305         14.81       126,089         628          80.70
Fixed Rate Mortgage 30/15 Balloon                   95           3,501,226         1.56         36,855         652          96.76
Fixed Rate Mortgage 40/30 Balloon                   38           8,197,383         3.66        215,721         630          77.22
Fixed Rate Mortgage 50/30 Balloon                   7             999,035          0.45        142,719         629          85.84
Fixed Rate Mortgage Interest Only                   5             735,350          0.33        147,070         605          86.45
TOTAL:                                            1,366        $223,880,674       100.00%      $163,895        615          83.58%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                          GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP 2 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
STATE                                          LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Alabama                                          22         $2,470,555        1.10%      $112,298       603        88.14%
Alaska                                           3            348,769         0.16       116,256        611         96.19
Arizona                                          57         11,439,292        5.11       200,689        615         85.94
Arkansas                                         13          1,422,091        0.64       109,392        609         89.62
California                                       71         20,073,263        8.97       282,722        623         76.79
Colorado                                         40          6,429,505        2.87       160,738        638         84.23
Connecticut                                      10          1,938,677        0.87       193,868        596         87.21
Delaware                                         2            127,901         0.06        63,950        619        100.00
District of Columbia                             2            426,899         0.19       213,449        550         70.72
Florida                                         101         19,597,403        8.75       194,034        614         80.22
Georgia                                         109         15,368,802        6.86       140,998        612         86.34
Hawaii                                           2            293,027         0.13       146,513        642         87.50
Idaho                                            1            142,800         0.06       142,800        581         80.00
Illinois                                        105         17,455,852        7.80       166,246        620         85.41
Indiana                                          70          8,167,361        3.65       116,677        611         87.29
Kansas                                           6            948,134         0.42       158,022        615         83.26
Kentucky                                         15          1,638,864        0.73       109,258        624         85.89
Louisiana                                        16          1,904,564        0.85       119,035        604         84.69
Maryland                                         39          8,601,335        3.84       220,547        599         82.22
Massachusetts                                    35          6,385,690        2.85       182,448        616         84.39
Michigan                                         88         13,067,106        5.84       148,490        615         86.78
Minnesota                                        32          6,452,094        2.88       201,628        621         82.42
Mississippi                                      11          1,191,644        0.53       108,331        618         88.97
Missouri                                         24          2,884,449        1.29       120,185        611         83.09
Montana                                          1            159,954         0.07       159,954        633         80.00
Nebraska                                         3            280,503         0.13        93,501        594         89.01
Nevada                                           20          4,531,524        2.02       226,576        624         86.42
New Hampshire                                    4            187,172         0.08        46,793        633        100.00
New Jersey                                       28          6,171,143        2.76       220,398        615         79.38
New Mexico                                       14          2,204,055        0.98       157,433        623         83.13
New York                                         42          9,945,773        4.44       236,804        612         77.80
North Carolina                                   53          6,771,738        3.02       127,769        603         85.67
North Dakota                                     1            31,189          0.01        31,189        640        100.00
Ohio                                             41          4,901,265        2.19       119,543        606         85.10
Oklahoma                                         2            294,204         0.13       147,102        589         55.61
Oregon                                           6           1,217,564        0.54       202,927        644         82.17
Pennsylvania                                     18          2,415,867        1.08       134,215        596         78.99
Rhode Island                                     6           1,519,666        0.68       253,278        607         89.42
South Carolina                                   19          2,488,846        1.11       130,992        599         85.34
Tennessee                                        52          5,638,009        2.52       108,423        615         85.17
Texas                                            25          2,858,928        1.28       114,357        619         80.51
Utah                                             10          1,071,532        0.48       107,153        615         89.69
Vermont                                          1            45,365          0.02        45,365        603        100.00
Virginia                                         34          5,758,128        2.57       169,357        612         82.84
Washington                                       26          4,455,302        1.99       171,358        631         86.69
West Virginia                                    2            180,418         0.08        90,209        558         91.27
Wisconsin                                        84         11,976,452        5.35       142,577        608         86.44
TOTAL:                                         1,366       $223,880,674      100.00%     $163,895       615        83.58%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                         MORTGAGE LOAN PURPOSE OF THE GROUP 2 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
LOAN PURPOSE                                   LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Equity Refinance                                824        $149,492,260      66.77%      $181,423       610        82.56%
Rate/Term Refinance                             256         39,907,054        17.83      155,887        623         84.40
Purchase                                        286         34,481,359        15.40      120,564        626         87.05
TOTAL:                                         1,366       $223,880,674      100.00%     $163,895       615        83.58%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                   MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP 2 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
DOCUMENTATION TYPE                             LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Full Documentation                              884        $136,201,030      60.84%      $154,074       607        84.79%
Reduced Documentation                           482         87,679,644        39.16      181,908        626         81.70
TOTAL:                                         1,366       $223,880,674      100.00%     $163,895       615        83.58%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            OCCUPANCY TYPE OF THE GROUP 2 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
OCCUPANCY TYPE                                 LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Primary Residence                              1,307       $212,820,219      95.06%      $162,831       613        83.55%
Second/Vacation                                  37          7,368,875        3.29       199,159        637         86.46
Non-Owner Occupied                               22          3,691,580        1.65       167,799        643         79.81
TOTAL:                                         1,366       $223,880,674      100.00%     $163,895       615        83.58%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                       MORTGAGED PROPERTY TYPES OF THE GROUP 2 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
PROPERTY TYPE                                  LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
2-4 Family                                       35         $6,712,289        3.00%      $191,780       626        81.23%
Attached PUD                                     27          4,703,529        2.10       174,205        614         81.48
Condominium High-Rise (more than 8
stories)                                         1            318,029         0.14       318,029        587         85.00
Condominium Low-Rise (less than 5 stories)       70         10,632,659        4.75       151,895        650         83.77
Condominium Mid-Rise (5 to 8 stories)            1            164,956         0.07       164,956        605         69.00
Detached PUD                                    132         26,603,831        11.88      201,544        619         84.28
Single-family Detached                         1,082        172,021,588       76.84      158,985        612         83.66
Townhouse/Rowhouse                               18          2,723,792        1.22       151,322        578         81.58
TOTAL:                                         1,366       $223,880,674      100.00%     $163,895       615        83.58%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                             CREDIT GRADES OF THE GROUP 2 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
CREDIT GRADE                                   LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
A4                                              808        $141,610,449      63.25%      $175,260       624        84.84%
A5                                              329         42,290,310        18.89      128,542        611         83.34
AM                                               72         13,536,764        6.05       188,011        584         75.95
AX                                              119         19,870,122        8.88       166,976        591         84.24
B                                                19          3,211,818        1.43       169,043        586         69.30
C                                                18          3,273,563        1.46       181,865        568         74.16
CM                                               1            87,648          0.04        87,648        561         77.00
TOTAL:                                         1,366       $223,880,674      100.00%     $163,895       615        83.58%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                       PREPAYMENT PENALTY TERMS OF THE GROUP 2 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
PREPAYMENT PENALTY TERM                        LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
None                                            423         $66,597,351      29.75%      $157,441       611        83.14%
12 Months                                        65         12,972,415        5.79       199,576        615         82.56
24 Months                                       536         90,064,010        40.23      168,030        609         84.45
36 Months                                       336         53,194,997        23.76      158,318        628         82.81
Other                                            6           1,051,901        0.47       175,317        611         88.23
TOTAL:                                         1,366       $223,880,674      100.00%     $163,895       615        83.58%

* Other means not None, 12, 24, or 36 months and not more than 36 months.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          INTEREST ONLY TERMS OF THE GROUP 2 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
INTEREST ONLY TERM                             LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
None                                           1,264       $201,436,604      89.97%      $159,364       612        83.82%
24 Months                                        7           1,804,725        0.81       257,818        694         75.18
36 Months                                        3           1,057,300        0.47       352,433        680         74.67
60 Months                                        88         18,581,045        8.30       211,148        632         82.41
120 Months                                       4           1,001,000        0.45       250,250        650         82.39
TOTAL:                                         1,366       $223,880,674      100.00%     $163,895       615        83.58%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                             NOTE MARGINS OF THE GROUP 2 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
NOTE MARGIN (%)                                LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Fixed Rate Mortgage                             408         $46,594,299      20.81%      $114,202       630        81.49%
2.000 to 2.499                                   1            180,400         0.08       180,400        725         79.00
3.500 to 3.999                                   4            575,186         0.26       143,796        632         75.19
4.000 to 4.499                                   7           1,525,586        0.68       217,941        623         78.35
4.500 to 4.999                                   35          6,828,374        3.05       195,096        621         79.03
5.000 to 5.499                                  101         18,601,935        8.31       184,178        616         80.63
5.500 to 5.999                                  136         23,500,566        10.50      172,798        614         84.64
6.000 to 6.499                                  207         40,684,401        18.17      196,543        617         84.05
6.500 to 6.999                                  194         36,475,652        16.29      188,019        612         85.07
7.000 to 7.499                                  114         21,491,529        9.60       188,522        602         84.86
7.500 to 7.999                                  128         22,317,045        9.97       174,352        598         86.42
8.000 to 8.499                                   26          4,273,036        1.91       164,348        588         83.27
8.500 to 8.999                                   5            832,665         0.37       166,533        586         95.37
TOTAL:                                         1,366       $223,880,674      100.00%     $163,895       615        83.58%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 6.4513% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                        MAXIMUM MORTGAGE RATES OF THE GROUP 2 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
MAXIMUM MORTGAGE RATE (%)                      LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
Fixed Rate Mortgage                             408         $46,594,299      20.81%      $114,202       630        81.49%
12.000 to 12.999                                 17          4,425,730        1.98       260,337        657         79.19
13.000 to 13.999                                110         23,837,439        10.65      216,704        628         80.10
14.000 to 14.999                                343         66,245,841        29.59      193,137        618         83.67
15.000 to 15.999                                318         57,885,638        25.86      182,030        603         86.09
16.000 to 16.999                                142         21,156,956        9.45       148,993        585         85.36
17.000 to 17.999                                 26          3,396,784        1.52       130,646        579         86.06
18.000 to 18.999                                 2            337,986         0.15       168,993        566         91.81
TOTAL:                                         1,366       $223,880,674      100.00%     $163,895       615        83.58%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 15.0114% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          MINIMUM MORTGAGE RATES OF THE GROUP 2 LOANS
                                                                                                                       WEIGHTED
                                                                                  % OF        AVERAGE      WEIGHTED    AVERAGE
                                                NUMBER OF       PRINCIPAL       PRINCIPAL    PRINCIPAL     AVERAGE     ORIGINAL
MINIMUM MORTGAGE RATE (%)                         LOANS          BALANCE         BALANCE      BALANCE    CREDIT SCORE     LTV
--------------------------------------------- -------------- ----------------- ------------ ------------ ------------- ----------
Fixed Rate Mortgage                                408         $46,594,299       20.81%      $114,202        630        81.49%
3.000 to 3.999                                      3            465,667          0.21        155,222        642         74.06
4.000 to 4.999                                     19           3,656,676         1.63        192,457        622         82.60
5.000 to 5.999                                     55           9,710,638         4.34        176,557        595         85.67
6.000 to 6.999                                     62           12,063,376        5.39        194,571        627         82.89
7.000 to 7.999                                     188          38,258,310        17.09       203,502        634         81.29
8.000 to 8.999                                     309          59,674,915        26.65       193,123        612         84.97
9.000 to 9.999                                     228          40,575,989        18.12       177,965        595         85.32
10.000 to 10.999                                   80           11,491,658        5.13        143,646        577         85.26
11.000 to 11.999                                   14           1,389,145         0.62        99,225         578         89.29
TOTAL:                                            1,366        $223,880,674      100.00%     $163,895        615        83.58%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately
8.3288% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                    NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP 2 LOANS
                                                                                                           WEIGHTED    WEIGHTED
                                                                                  % OF        AVERAGE       AVERAGE    AVERAGE
                                                NUMBER OF       PRINCIPAL       PRINCIPAL    PRINCIPAL      CREDIT     ORIGINAL
NEXT INTEREST ADJUSTMENT DATE                     LOANS          BALANCE         BALANCE      BALANCE        SCORE        LTV
---------------------------------------------- ------------- ----------------- ------------ ------------- ------------ ----------
Fixed-Rate Mortgage Loans                          408         $46,594,299       20.81%       $114,202        630       81.49%
April 2008                                          1            121,081          0.05        121,081         558        90.00
May 2008                                            2            490,703          0.22        245,352         626        98.82
June 2008                                           23          4,182,999         1.87        181,870         594        85.57
July 2008                                           49          8,885,388         3.97        181,334         607        86.89
August 2008                                        194          35,853,521        16.01       184,812         604        83.48
October 2008                                       400          74,406,476        33.23       186,016         608        83.62
October 2008                                        35          5,494,090         2.45        156,974         607        81.48
April 2009                                          1            144,382          0.06        144,382         611        74.00
May 2009                                            3            394,308          0.18        131,436         624        81.40
June 2009                                           6           1,176,644         0.53        196,107         623        93.78
July 2009                                           18          4,295,390         1.92        238,633         615        93.66
August 2009                                         80          15,273,918        6.82        190,924         610        85.12
October 2009                                       130          23,428,582        10.46       180,220         630        83.22
October 2009                                        6           1,108,700         0.50        184,783         614        83.93
July 2011                                           1            336,936          0.15        336,936         586        95.00
August 2011                                         1            329,150          0.15        329,150         671        95.00
October 2011                                        8           1,364,105         0.61        170,513         624        74.59
TOTAL:                                            1,366        $223,880,674      100.00%      $163,895        615       83.58%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 26 months.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                     BACK-END DEBT TO INCOME RATIO OF THE GROUP 2 LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                             NUMBER OF       PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
DEBT TO INCOME                                 LOANS          BALANCE        BALANCE     BALANCE       SCORE         LTV
------------------------------------------- ------------- ---------------- ------------ ----------- ------------ ------------
N/A                                              1            $20,094         0.01%      $20,094        651        100.00%
0.01 - 20.00                                     60          7,004,451        3.13       116,741        643         78.11
20.01 - 25.00                                    43          4,725,847        2.11       109,903        614         79.19
25.01 - 30.00                                    71         11,235,891        5.02       158,252        612         81.12
30.01 - 35.00                                   122         18,114,462        8.09       148,479        611         82.60
35.01 - 40.00                                   219         35,383,665        15.80      161,569        620         81.58
40.01 - 45.00                                   274         44,592,160        19.92      162,745        614         84.51
45.01 - 50.00                                   429         75,943,156        33.92      177,024        615         84.79
50.01 - 55.00                                   145         26,453,180        11.82      182,436        602         84.90
55.01 >=                                         2            407,767         0.18       203,884        627        100.00
TOTAL:                                         1,366       $223,880,674      100.00%     $163,895       615        83.58%

As of the cut-off date, the non-zero weighted average debt-to-income ratio of the mortgage loans will be approximately
42.40%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          RATING AGENCY CONTACTS

---------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------
 MOODY'S:                                Shachar Gonen                                           212.553.3711
 S&P:                                    James Taylor                                            212.438.6067
 FITCH:                                  Laura Pokojni                                           212.908.0228
---------------------------------------------------------------------------------------------------------------------------

    SYNDICATE
    Craig Leonard                                  212-412-2663
    Brian Dixon                                    212-412-2663
    Roger Tedesco                                  212-412-2663

    BANKING
    Joseph O'Doherty                               212-412-5517
    Kwaw deGraft-Johnson                           212-412-6773
    Mitch Garrett                                  212-412-1141
    Keith Helwig                                   212-412-7645

    STRUCTURING
    Anita Kelly                                    212-412-6897
    Anthony Piperno                                212-412-5122

---------------------------------------------- ------------------------------------------